EXHIBIT 99.1

                                                                 OCTOBER 7, 2002


                                  $471,472,053
                                  (APPROXIMATE)
                                  GSAMP 2002-WF
                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES

OVERVIEW OF THE OFFERED CERTIFICATES
------------------------------------

               APPROXIMATE                            EXPECTED                       ESTIMATED     PRINCIPAL
                PRINCIPAL        PRIMARY COLLATERAL    CREDIT      INITIAL PASS-     AVG. LIFE      PAYMENT      MOODY'S/S&P/FITCH
CERTIFICATES     BALANCE               GROUP          SUPPORT     THROUGH RATE (2)   (YRS) (3)   WINDOW (3)(4)   EXPECTED RATINGS
------------   ------------      ------------------   --------    ----------------   ---------   -------------   -----------------
A-1            $277,234,000         Group I (1)          16.00%     LIBOR + [ ]%          2.40   11/02 - 11/09      Aaa/AAA/AAA
A-2A            $83,115,000         Group II (1)         16.00%     LIBOR + [ ]%          1.30   11/02 - 08/05      Aaa/AAA/AAA
A-2B            $37,677,000         Group II (1)         16.00%     LIBOR + [ ]%          5.42   08/05 - 11/09      Aaa/AAA/AAA
M-1             $28,431,000         Group I & II         10.00%     LIBOR + [ ]%          4.83   01/06 - 11/09      Aa2/AA/AA+
M-2             $23,692,000         Group I & II          5.00%     LIBOR + [ ]%          4.78   12/05 - 11/09        A2/A/A+
B-1             $16,584,000         Group I & II          1.50%     LIBOR + [ ]%          4.70   11/05 - 11/09     Baa2/BBB/BBB
B-2              $4,739,053         Group I & II          0.50%     LIBOR + [ ]%          3.75   11/05 - 05/08    Baa3/BBB-/BBB-
   TOTAL       $471,472,053(5)

      (1) Under certain circumstances, the Class A-1 Certificates may receive principal payments from the Group II Mortgage Loans and the Class A-2A and Class A-2B Certificates (together, the "Class A-2 Certificates") may receive principal payments from the Group I Mortgage Loans.

      (2) See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.

      (3)   Assuming payment based on the pricing speeds outlined in "Key Terms
            - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

      (4) The Stated Final Maturity Date for the Certificates is the Distribution Date in October 2032.

      (5) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

SELECTED MORTGAGE POOL DATA (6)
-------------------------------

                                                               GROUP I                     GROUP II
                                                    ---------------------------   --------------------------
                                                     ADJUSTABLE                   ADJUSTABLE
                                                        RATE        FIXED RATE       RATE        FIXED RATE     AGGREGATE
                                                    ------------    -----------   -----------    -----------   ------------
SCHEDULED PRINCIPAL BALANCE:                        $283,111,684    $46,930,133   $82,817,378    $60,982,064   $473,841,260
NUMBER OF MORTGAGE LOANS:                                  2,258            468           504            439          3,669
AVERAGE SCHEDULED PRINCIPAL BALANCE:                    $125,382       $100,278      $164,320       $138,911       $129,147
WEIGHTED AVERAGE GROSS COUPON:                             8.828%         8.540%        9.473%         7.774%         8.777%
WEIGHTED AVERAGE NET COUPON:                               8.303%         8.015%        8.948%         7.249%         8.252%
WEIGHTED AVERAGE GROSS MARGIN (7):                         6.094%           N/A         6.671%           N/A          6.224%
WEIGHTED AVERAGE INITIAL RATE CAP (7):                     3.000%           N/A         3.000%           N/A          3.000%
WEIGHTED AVERAGE PERIODIC RATE CAP (7):                    1.001%           N/A         1.003%           N/A          1.002%
WEIGHTED AVERAGE LIFE CAP (7):                             6.000%           N/A         6.000%           N/A          6.000%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE (7):         14.828%           N/A        15.473%           N/A         14.974%
WEIGHTED AVERAGE MONTHS TO ROLL (7):                          23            N/A            23            N/A             23
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):             358            289           357            278            340
WEIGHTED AVERAGE SEASONING (MONTHS):                           2              2             3              3              3
WEIGHTED AVERAGE LTV RATIO:                                80.43%         73.63%        80.65%         74.00%         78.96%
% OF LOANS WITH LTV RATIO > 80%:                           43.53%         20.48%        47.15%         21.28%         39.02%
% OF LOANS WITH LTV RATIO > 80% WITH MI (8):               99.86%        100.00%       100.00%        100.00%         99.90%
WEIGHTED AVERAGE FICO SCORE:                                 607            630           590            650            612

      (6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.

      (7) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

      (8) The mortgage insurance policies provide coverage down to a weighted average loan-to-value ratio of 79.39% for the MI covered loans for the aggregate pool.

FEATURES OF THE TRANSACTION

o Collateral consists of sub-prime fixed rate and adjustable rate, single family, first lien residential mortgage loans (the "Mortgage Loans") originated and serviced by Wells Fargo Home Mortgage, Inc.

o Credit support for the Certificates is provided through a senior/subordinated structure. The expected amount of credit support for the Class A Certificates is 16.00% in the form of subordination and overcollateralization.

o     The credit risk manager will be The Murrayhill Company.

o The Deal will be modeled on Intex as "GSA02WF1" and on Bloomberg as "GSAMP 2002-WF."

o The Certificates in the table above will be registered under a registration statement filed with the Securities and Exchange Commission.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


TIME TABLE
----------

EXPECTED CLOSING DATE:        October 24th, 2002

CUT-OFF DATE:                 October 1st, 2002

EXPECTED PRICING DATE:        Before October 15th, 2002

FIRST DISTRIBUTION DATE:      November 20th, 2002

KEY TERMS
---------

DEPOSITOR:                    GS Mortgage Securities Corp.

SERVICER:                     Wells Fargo Home Mortgage, Inc.

TRUSTEE:                      Deutsche Bank National Trust Company

CREDIT RISK MANAGER:          The Murrayhill Company

SERVICING FEE:                50 bps

TRUSTEE FEE:                  1 bps

CREDIT RISK MANAGER FEE:      1.5 bps

DISTRIBUTION DATE:            20th day of the month or the following Business
                              Day

RECORD DATE:                  For any Distribution Date, the last Business Day
                              of the accrual period

DELAY DAYS:                   0 day delay on all Certificates

DAY COUNT:                    Actual/360 basis

INTEREST ACCRUAL:             The prior Distribution Date to the day prior to
                              the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

PRICING PREPAYMENT
ASSUMPTION:                   Adjustable rate mortgage loans: 28% Fixed rate
                              mortgage loans: CPR starting at 10% CPR in month 1 and increasing to 25% CPR in month 12 (an approximate 1.364% increase per month), and remaining at 25% CPR thereafter.

MORTGAGE LOANS:               The Trust will consist of two groups consisting of
                              sub-prime fixed and adjustable rate, single family, first lien residential mortgage loans.

GROUP I MORTGAGE LOANS:       Approximately $330,041,817 of Mortgage Loans with
                              original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie Mac and Fannie Mae.

GROUP II MORTGAGE LOANS:      Approximately $143,799,442 of Mortgage Loans with
                              original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie Mac and Fannie Mae.

LENDER PAID MORTGAGE
INSURANCE:                    The Servicer has acquired loan-level primary
                              mortgage insurance policies for approximately
                              38.92% of the mortgage loans, representing 99.75% of the mortgage loans that had loan-to-value ratios at origination in excess of 80%. The primary mortgage insurance will provide limited protection against losses on defaulted mortgage loans as it provides effective coverage down to a loan-to-value ratio of approximately 80%. Of the mortgage loans that have primary mortgage insurance, the mortgage insurance policies are provided by Amerin (34.10%), PMI (34.05%) and MGIC
                              (31.86%). The Servicer is required to maintain coverage under each primary mortgage insurance policy and pay all premiums thereon, at its own expense, until such time as the insurance expires.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


EXCESS SPREAD:                The initial weighted average net coupon of the
                              mortgage pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner:

                              Initial Gross WAC (1):                                8.777%
                                 Less Fees & Expenses (2):                          0.525%
                              Net WAC (1):                                          8.252%
                                 Less Initial Certificate Coupon (Approx.)(1)(3):   2.571%
                              Initial Excess Spread (1):                            5.681%

                                 (1) This amount will vary on each distribution
                                     date based on changes to the weighted
                                     average interest rate on the Mortgage Loans and /or the weighted average Pass-Through Rate on the Offered Certificates as well as any changes in day count.

                                 (2) Includes Servicing Fee, Trustee Fee, and
                                     Credit Risk Manager Fee.

                                 (3) Assumes 1-month LIBOR equal to 1.800%,
                                     initial marketing spreads and a 30-day
                                     month.

SERVICER ADVANCING:           Yes as to principal and interest, subject to
                              recoverability

COMPENSATING INTEREST:        Yes, to the extent of the Servicing Fee for the
                              related interest accrual period

OPTIONAL CLEAN-UP CALL:       The deal has a 10% optional clean-up call.

RATING AGENCIES:              Moody's Investors Service, Inc., Standard & Poor's
                              Ratings Group, and Fitch Ratings

 MINIMUM DENOMINATION:        Class A-1 and Class A-2 Certificates (together,
                              the "Class A Certificates") - $25,000 Class M-1,
                              Class M-2, Class B-1 and Class B-2 Certificates -
                              $250,000

LEGAL INVESTMENT:             It is anticipated that the Class A-1, Class A-2
                              and the Class M-1 Certificates will be SMMEA eligible.

ERISA ELIGIBLE:               Underwriter's exemption is expected to apply to
                              all Offered Certificates. However, prospective purchasers should consult their own counsel.

TAX TREATMENT:                All Offered Certificates represent REMIC regular
                              interests and, to a modest extent, interests in certain basis risk interest carryover payments, each of which will be treated as an interest rate cap contract.

PROSPECTUS:                   The Offered Certificates will be offered pursuant
                              to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


STRUCTURE OF THE CERTIFICATES
-----------------------------

DESCRIPTION OF PRINCIPAL AND INTEREST DISTRIBUTIONS

Principal will be paid sequentially until the Step-Down Date. After such date, as long as no Trigger Event has occurred, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the holders).

Interest will be paid monthly at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Date.

DEFINITIONS

CREDIT ENHANCEMENT. The Offered Certificates are credit enhanced by (1) the net monthly excess cash flow from the Mortgage Loans and (2) 0.50% overcollateralization (funded upfront). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans, and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

CREDIT ENHANCEMENT PERCENTAGE. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE. The earlier of (A) the date on which the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in November 2005; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 32.00%.

CLASS               INITIAL SUBORDINATION PERCENTAGE   STEP-DOWN DATE PERCENTAGE
-----               --------------------------------   -------------------------
  A                                16.00%                      32.00%
 M-1                               10.00%                      20.00%
 M-2                                5.00%                      10.00%
 B-1                                1.50%                       3.00%
 B-2                                0.50%                       1.00%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


TRIGGER EVENT. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 50% of the prior period's senior enhancement percentage to be specified in the Prospectus (The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) and (ii) during such period, the Cumulative Realized Loss Percentage exceeds the amounts set forth below:

     DISTRIBUTION DATES                  CUMULATIVE REALIZED LOSS PERCENTAGE
----------------------------           -----------------------------------------

November 2005 - October 2006              2.25% for the first month, plus an
                                       additional 1/12th of 1.25% for each month thereafter (e.g., approximately 2.354% in
                                                    December 2005)

November 2006 - October 2007              3.50% for the first month, plus an
                                       additional 1/12th of 0.75% for each month thereafter (e.g., approximately 3.563% in
                                                    December 2006)

November 2007 - October 2008              4.25% for the first month, plus an
                                       additional 1/12th of 0.50% for each month thereafter (e.g., approximately 4.292% in
                                                    December 2007)

November 2008 - October 2009              4.75% for the first month, plus an
                                       additional 1/12th of 0.25% for each month thereafter (e.g., approximately 4.771% in
                                                    December 2008)

  November 2009 and after                                5.00%

STEP-UP COUPONS. For all Offered Certificates the coupon will increase after the optional clean-up call date, should the call not be exercised. The coupon for the Class A Certificates will increase to 2 times the margin and the coupon for the Class M-1, M-2, B-1 and B-2 Certificates will increase to 1.5 times the margin.

CLASS A-1 PASS-THROUGH RATE. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

CLASS A-2A PASS-THROUGH RATE. The Class A-2A Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

CLASS A-2B PASS-THROUGH RATE. The Class A-2B Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH RATE. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH RATE. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH RATE. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, credit risk manager and trustee fee rates (calculated on an actual/360 day count basis).

LOAN GROUP I CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, credit risk manager and trustee fee rates (calculated on an actual/360 day count basis).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


LOAN GROUP II CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, credit risk manager and trustee fee rates (calculated on an actual/360 day count basis).

CLASS A-1 BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2A BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-2A Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2A Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2A Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS A-2B BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-2B Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2B Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2B Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2B Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, B-1 AND B-2 BASIS RISK CARRY FORWARD AMOUNTS. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, B-1 and B-2 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i) Concurrently, (1) from Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates, and (2) from Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2A Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2A Certificates from prior Distribution Dates and concurrently, to the Class A-2B Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2B Certificates from prior Distribution Dates; provided, that if the Interest Remittance Amount for any group of Mortgage Loans is insufficient to make the related payments set forth in clause (1) or (2) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (1) or (2) above will be available to cover that shortfall;

      (ii)  to the Class M-1 Certificates, its Accrued Certificate Interest,

      (iii) to the Class M-2 Certificates, its Accrued Certificate Interest,

      (iv)  to the Class B-1 Certificates, its Accrued Certificate Interest, and

      (v)   to the Class B-2 Certificates, its Accrued Certificate Interest.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


PRINCIPAL DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date (a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) the Group I Principal Distribution Amount will be distributed to the Class A-1 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(b) the Group II Principal Distribution Amount will be distributed sequentially to the Class A-2A and Class A-2B Certificates, in each case until the Certificate Principal Balances thereof have been reduced to zero,

(c) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero,

      (ii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero,

      (iii) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero, and

      (iv) to the Class B-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(b) sequentially to the Class A-2A and Class A-2B Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(c) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (iii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

      (iv) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates based on the Class A Principal Allocation Percentage for each such group on such Distribution Date; provided however, that if the Certificate Principal Balance of either group of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the classes of the other group of Class A Certificates remaining outstanding until the Certificate Principal Balance thereof has been reduced to zero. Any principal distributions allocated to the Class A-2 Certificates shall be distributed first to the


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


Class A-2A Certificates until their Certificate Principal Balance has been reduced to zero, and then to the Class A-2B Certificates until their Certificate Principal Balance has been reduced to zero.

ALLOCATION OF NET MONTHLY EXCESS CASHFLOW. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i)   to the Class M-1 Certificates, the unpaid interest shortfall amount,

      (ii)  to the Class M-2 Certificates, the unpaid interest shortfall amount,

      (iii) to the Class B-1 Certificates, the unpaid interest shortfall amount,

      (iv)  to the Class B-2 Certificates, the unpaid interest shortfall amount,

      (v) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2A Basis Risk Carry Forward Amount to the Class A-2A Certificates, any Class A-2B Basis Risk Carry Forward Amount to the Class A-2B Certificates, pro rata relative to the respective Basis Risk Carry Forward Amounts on the Class A Certificates; and

      (vi) sequentially, to Classes M-1, M-2, B-1 and B-2 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

Once realized losses are allocated sequentially to the Class B-2, Class B-1, Class M-2 and Class M-1 Certificates, their Certificate Principal Balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date.

INTEREST REMITTANCE AMOUNT. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing, credit risk manager and the trustee fees.

ACCRUED CERTIFICATE INTEREST. For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class.

PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

GROUP I PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

GROUP II PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

BASIC PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT. On any Distribution Date, the sum of

      (i) all scheduled payments of principal collected or advanced on the Mortgage Loans during the Due Period,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


      (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing, credit risk manager and trustee fees), over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED AMOUNT. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL ALLOCATION PERCENTAGE. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of:

(x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over

(y) the lesser of:

      (A) the product of (i) approximately 68.00% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and

      (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over $2,369,206.

CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of:

(x) the sum of:

      (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and

      (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over

(y) the lesser of:

      (A) the product of (i) approximately 80.00% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


      (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over $2,369,206.

CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of:

(x) the sum of:

      (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),

      (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and

      (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over

(y) the lesser of:

      (A) the product of (i) approximately 90.00% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and

      (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over $2,369,206.

CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of:

(x) the sum of:

      (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),

      (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date),

      (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and

      (D) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over

(y) the lesser of:

      (A) the product of (i) approximately 97.00% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and

      (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over $2,369,206.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of:

(x) the sum of:

      (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),

      (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date),

      (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date),

      (D) the Certificate Principal Balance of the Class B-1 Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and

      (E) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over

(y) the lesser of:

      (A) the product of (i) approximately 99.00% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and

      (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over $2,369,206.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


BREAKEVEN CDR TABLE FOR THE SUBORDINATE CERTIFICATES
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 2 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on October 3, 2002) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated to maturity of the Mortgage Loans

o     Certificates are priced at par

            SCENARIO               FIRST DOLLAR OF LOSS            LIBOR FLAT                  0% RETURN
            -------------------   -----------------------    -----------------------    -----------------------

            CDR                                    24.11%                     25.01%                     25.70%
            Yield                                 3.6897%                    1.7989%                    0.0241%
            WAL                                      4.07                       3.97                       3.94
Class M-1   Modified Duration                        3.81                       3.77                       3.80
            Window                          Nov06 - Nov06              Oct06 - Oct06              Oct06 - Oct06
            Principal Writedown         $9,556.01 (0.03%)      $2,207,302.03 (7.76%)     $4,135,065.45 (14.54%)
            Collateral Losses     $88,459,441.42 (18.67%)    $90,465,912.74 (19.09%)    $91,966,796.00 (19.41%)

            CDR                                    15.90%                     16.89%                     17.44%
            Yield                                 4.6236%                    1.7971%                    0.0324%
            WAL                                      4.82                       4.66                       4.50
CLASS M-2   Modified Duration                        4.35                       4.33                       4.29
            Window                          Aug07 - Aug07              Jul07 - Jul07              Jun07 - Jun07
            Principal Writedown        $16,380.44 (0.07%)     $3,236,435.77 (13.66%)     $4,901,011.84 (20.69%)
            Collateral Losses     $67,131,307.55 (14.17%)    $70,035,745.16 (14.78%)    $71,605,098.67 (15.11%)

            CDR                                    11.05%                     12.03%                     12.36%
            Yield                                 5.3495%                    1.7881%                    0.0436%
            WAL                                      5.41                       5.06                       4.92
CLASS B-1   Modified Duration                        4.73                       4.65                       4.68
            Window                          Mar08 - Mar08              Jan08 - Jan08              Jan08 - Jan08
            Principal Writedown         $5,925.55 (0.04%)     $3,062,209.85 (18.46%)     $4,322,864.75 (26.07%)
            Collateral Losses     $51,228,962.46 (10.81%)    $54,688,248.28 (11.54%)    $55,823,083.35 (11.78%)

            CDR                                     9.29%                      9.69%                      9.85%
            Yield                                 5.7987%                    1.7509%                    0.0165%
            WAL                                      5.57                       5.43                       5.25
CLASS B-2   Modified Duration                        4.79                       4.83                       4.79
            Window                          May08 - May08              May08 - May08              Apr08 - Apr08
            Principal Writedown         $1,208.92 (0.03%)     $1,093,276.14 (23.07%)     $1,450,034.54 (30.60%)
            Collateral Losses      $44,659,606.03 (9.43%)     $46,194,864.59 (9.75%)     $46,801,839.15 (9.88%)


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


SELECTED MORTGAGE LOAN DATA
---------------------------

                       THE MORTGAGE LOANS (ALL COLLATERAL)

Scheduled Principal Balance:                                       $473,841,260
Number of Mortgage Loans:                                                 3,669
Average Scheduled Principal Balance:                                   $129,147
Weighted Average Gross Coupon:                                            8.777%
Weighted Average Net Coupon:                                              8.252%
Weighted Average Gross Margin (1):                                        6.224%
Weighted Average Initial Rate Cap (1):                                    3.000%
Weighted Average Periodic Rate Cap (1):                                   1.002%
Weighted Average Life Cap (1):                                            6.000%
Weighted Average Gross Maximum Lifetime Rate (1):                        14.974%
Weighted Average Months to Roll (1):                                         23
Weighted Average Stated Remaining Term (months):                            340
Weighted Average Seasoning (months):                                          3
Weighted Average LTV Ratio:                                               78.96%
% of Loans with LTV Ratio > 80%:                                          39.02%
% of Loans with LTV Ratio > 80% with MI (2):                              99.90%
Weighted Average FICO Score:                                                612

      (1) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

      (2) The mortgage insurance policies provide coverage down to a weighted average loan-to-value ratio of 79.39% for the MI covered loans for the aggregate pool.

                          DISTRIBUTION BY GROSS COUPON

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
GROSS COUPON                    LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
5.50- 5.99%                          15     $3,150,017.26     0.66%     5.840%       729    $210,001      62.86%   95.96%     95.05%
6.00- 6.49%                          25      5,022,303.61     1.06      6.251        684     200,892      69.50    75.79      98.90
6.50- 6.99%                         194     37,246,079.27     7.86      6.803        671     191,990      72.49    66.57      97.65
7.00- 7.49%                         232     41,467,916.96     8.75      7.250        663     178,741      75.49    68.35      98.59
7.50- 7.99%                         520     81,062,987.37    17.11      7.752        639     155,890      76.69    58.12      97.75
8.00- 8.49%                         346     48,772,235.82    10.29      8.232        620     140,960      77.96    66.55      97.01
8.50- 8.99%                         592     77,793,377.82    16.42      8.720        608     131,408      79.62    71.34      96.11
9.00- 9.49%                         323     36,665,144.17     7.74      9.227        590     113,514      83.41    82.39      97.33
9.50- 9.99%                         452     51,423,267.48    10.85      9.717        580     113,768      83.29    88.48      98.73
10.00-10.49%                        226     22,325,132.91     4.71     10.231        571      98,784      85.86    93.94      99.49
10.50-10.99%                        312     29,391,842.70     6.20     10.725        562      94,205      82.17    91.44      98.75
11.00-11.49%                        137     12,924,705.18     2.73     11.209        549      94,341      80.77    95.38      99.45
11.50-11.99%                        163     15,768,818.05     3.33     11.689        541      96,741      78.21    90.46      98.71
12.00-12.49%                         59      4,580,906.18     0.97     12.198        537      77,642      79.88    91.34     100.00
12.50-12.99%                         63      5,307,875.94     1.12     12.707        533      84,252      81.40    95.02     100.00
13.00-13.49%                          5        524,447.10     0.11     13.084        544     104,889      83.06   100.00     100.00
13.50-13.99%                          5        414,201.71     0.09     13.660        542      82,840      85.00   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             3,669   $473,841,259.53   100.00%     8.777%       612    $129,147      78.96%   74.99%     97.81%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                          DISTRIBUTION BY PERIODIC CAP

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
PERIODIC CAP                    LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
1.00%                             2,759   $365,321,208.36    77.10%     8.972%       603    $132,411      80.47%   76.76%     98.13%
2.00%                                 3        607,854.09     0.13      9.915        568     202,618      86.36   100.00     100.00
N/A                                 907    107,912,197.08    22.77      8.107        641     118,977      73.84    68.87      96.74
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             3,669   $473,841,259.53   100.00%     8.777%       612    $129,147      78.96%   74.99%     97.81%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                      DISTRIBUTION BY MONTHS TO RATE RESET

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
MONTHS TO RATE RESET            LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
1-12                                  4       $647,136.38     0.14%    10.079%       568    $161,784      85.91%  100.00%    100.00%
13-24                             2,403    317,643,053.34    67.04      9.018        601     132,186      80.61    77.11      98.00
25-36                               355     47,638,872.73    10.05      8.667        616     134,194      79.50    74.39      98.98
N/A                                 907    107,912,197.08    22.77      8.107        641     118,977      73.84    68.87      96.74
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             3,669   $473,841,259.53   100.00%     8.777%       612     129,147      78.96%   74.99%     97.81%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                   DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
GROSS MAXIMUM LIFETIME RATE     LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
11.50-11.99%                          6     $1,031,314.80     0.22%     5.820%       719    $171,886      78.64%   87.67%     84.89%
12.00-12.49%                         12      2,546,894.06     0.54      6.266        684     212,241      74.24    61.82      97.82
12.50-12.99%                        101     18,718,203.57     3.95      6.820        659     185,329      75.44    70.36      97.01
13.00-13.49%                        139     25,062,719.90     5.29      7.254        659     180,307      76.38    67.15      99.05
13.50-13.99%                        360     58,688,986.38    12.39      7.758        636     163,025      77.72    59.28      98.30
14.00-14.49%                        250     38,531,131.26     8.13      8.230        619     154,125      79.25    68.30      97.75
14.50-14.99%                        441     62,316,908.42    13.15      8.720        605     141,308      80.49    72.12      96.42
15.00-15.49%                        258     31,513,279.07     6.65      9.227        588     122,144      84.31    83.07      97.79
15.50-15.99%                        382     46,206,531.36     9.75      9.718        578     120,960      83.50    88.60      98.93
16.00-16.99%                        459     46,678,378.12     9.85     10.509        564     101,696      84.12    92.73      99.24
17.00-17.99%                        259     26,229,739.43     5.54     11.471        543     101,273      79.61    92.10      99.26
18.00-18.99%                         89      7,662,986.35     1.62     12.454        536      86,101      82.08    93.94     100.00
19.00-19.99%                          6        741,989.73     0.16     13.314        547     123,665      84.06   100.00     100.00
N/A                                 907    107,912,197.08    22.77      8.107        641     118,977      73.84    68.87      96.74
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             3,669   $473,841,259.53   100.00%     8.777%       612    $129,147      78.96%   74.99%     97.81%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                          DISTRIBUTION BY GROSS MARGIN

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
GROSS MARGIN                    LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
3.50- 3.99%                           5       $330,165.89     0.07%     6.576%       741     $66,033      77.78%   87.36%    100.00%
4.00- 4.49%                         114     18,691,408.36     3.94      7.113        676     163,960      74.77    68.24      99.43
4.50- 4.99%                         308     48,725,250.72    10.28      7.538        661     158,199      76.04    58.59      99.07
5.00- 5.49%                         325     50,232,847.49    10.60      7.978        625     154,563      76.20    61.37      96.51
5.50- 5.99%                         366     52,436,087.64    11.07      8.411        606     143,268      78.84    66.02      97.23
6.00- 6.49%                         374     50,817,177.52    10.72      8.866        598     135,875      82.50    79.13      95.91
6.50- 6.99%                         333     41,472,147.94     8.75      9.381        586     124,541      85.93    90.21      98.77
7.00- 7.49%                         329     37,459,982.81     7.91     10.007        579     113,860      88.53    95.84      99.81
7.50- 7.99%                         213     23,477,667.67     4.95     10.354        560     110,224      83.30    94.76     100.00
8.00- 8.49%                         120     13,299,496.44     2.81     10.871        542     110,829      75.24    90.36      97.34
8.50- 8.99%                         138     13,980,107.93     2.95     11.396        528     101,305      77.16    84.89      99.51
9.00- 9.49%                         125     13,418,227.32     2.83     11.821        544     107,346      83.23    94.98     100.00
9.50- 9.99%                          11      1,275,719.34     0.27     12.212        536     115,974      84.23   100.00     100.00
10.00-10.49%                          1        312,775.38     0.07     12.750        506     312,775      84.99   100.00     100.00
N/A                                 907    107,912,197.08    22.77      8.107        641     118,977      73.84    68.87      96.74
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             3,669   $473,841,259.53   100.00%     8.777%       612    $129,147      78.96%   74.99%     97.81%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                        DISTRIBUTION BY AMORTIZATION TYPE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
AMORTIZATION TYPE               LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
2/28 ARM                          2,404   $317,682,335.63    67.04%     9.018%       601    $132,147      80.61%   77.11%     98.00%
Fixed 30 Yr                         510     63,141,673.55    13.33      8.204        639     123,807      74.20    68.60      96.41
3/27 ARM                            355     47,638,872.73    10.05      8.666        616     134,194      79.50    74.39      98.98
15/30 Balloon                       215     31,247,265.00     6.59      7.777        655     145,336      75.57    70.27      98.35
Fixed 15 Yr                         182     13,523,258.53     2.85      8.418        620      74,304      68.13    66.87      94.56
1 YR CMT ARM                          3        607,854.09     0.13      9.915        568     202,618      86.36   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             3,669   $473,841,259.53   100.00%     8.777%       612    $129,147      78.96%   74.99%     97.81%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                            DISTRIBUTION BY ZIP CODES

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
ZIP CODES                       LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
94533                                12     $2,416,685.97     0.51%     8.938%       573    $201,391      78.39%   93.31%    100.00%
95206                                 9      1,747,571.69     0.37      7.948        654     194,175      78.41    66.36     100.00
92336                                10      1,744,912.37     0.37      7.815        665     174,491      77.35    45.12     100.00
92544                                10      1,695,398.01     0.36      7.529        659     169,540      78.00    81.68     100.00
95747                                 6      1,516,080.48     0.32      8.221        663     252,680      83.91    69.36     100.00
95624                                 5      1,261,911.38     0.27      8.131        672     252,382      86.39    70.84     100.00
92530                                 7      1,243,195.39     0.26      8.131        666     177,599      80.88    70.05     100.00
95762                                 4      1,173,629.49     0.25      8.523        620     293,407      79.60    73.01     100.00
80501                                 6      1,143,433.87     0.24      8.074        664     190,572      82.10    78.76     100.00
78572                                12      1,112,983.24     0.23      9.242        613      92,749      79.72    70.89     100.00
All Others                        3,588    458,785,457.64    96.82      8.794        611     127,867      78.93    75.07      97.74
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             3,669   $473,841,259.53   100.00%     8.777%       612    $129,147      78.96%   74.99%     97.81%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                              DISTRIBUTION BY STATE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
STATE                           LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
California                          561   $117,309,816.34    24.76%     7.972%       636    $209,108      77.00%   69.77%     98.44%
Colorado                            150     26,833,919.19     5.66      8.177        625     178,893      78.09    63.12     100.00
Texas                               225     22,940,057.10     4.84      9.242        610     101,956      81.47    74.83      98.71
Minnesota                           162     22,523,398.74     4.75      8.989        598     139,033      77.25    66.16      98.43
Florida                             190     21,101,988.31     4.45      9.072        609     111,063      79.58    66.67      96.55
Ohio                                198     19,810,586.76     4.18      8.920        596     100,053      83.21    86.22      98.56
Washington                          100     14,191,416.05     2.99      8.463        627     141,914      78.82    69.40      96.76
Arizona                             117     14,022,612.75     2.96      8.800        621     119,851      82.26    78.67      98.12
Michigan                            115     13,435,344.87     2.84      9.179        597     116,829      79.79    79.94      95.76
Maryland                             90     13,287,888.13     2.80      9.083        608     147,643      82.09    76.49      96.64
All Others                        1,761    188,384,231.29    39.76      9.204        598     106,976      79.18    80.45      97.27
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             3,669   $473,841,259.53   100.00%     8.777%       612    $129,147      78.96%   74.99%     97.81%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                          DISTRIBUTION BY ORIGINAL LTV

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
ORIGINAL LTV                    LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Below 40.00%                         79     $5,612,318.60     1.18%     8.480%       613     $71,042      30.53%   53.39%     91.60%
40 - 49.99%                          83      8,183,187.94     1.73      8.319        615      98,593      46.32    50.80      95.06
50 - 59.99%                         145     15,401,822.75     3.25      8.219        608     106,219      55.31    67.76      93.59
60 - 69.99%                         347     45,899,091.03     9.69      8.220        613     132,274      65.26    60.75      94.92
70 - 79.99%                         784    101,283,404.40    21.37      8.418        613     129,188      74.86    65.69      95.14
80 - 84.99%                         885    131,734,126.01    27.80      8.421        628     148,852      80.55    69.10      99.16
85 - 89.99%                         537     61,944,139.74    13.07      9.715        580     115,352      85.62    90.37      99.77
90 - 94.99%                         555     69,542,744.02    14.68      9.298        603     125,302      90.15    89.42     100.00
95 - 100.00%                        254     34,240,425.04     7.23      9.600        616     134,805      95.00    99.73     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             3,669   $473,841,259.53   100.00%     8.777%       612    $129,147      78.96%   74.99%     97.81%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                          DISTRIBUTION BY DOCUMENTATION

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
DOCUMENTATION                   LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Full Doc                          2,890   $355,347,524.24    74.99%     8.975%       603    $122,958      80.69%  100.00%     98.00%
Stated                              576     83,804,624.86    17.69      8.151        645     145,494      72.14     0.00      98.63
24 Mo. Bank Stmt.                   152     27,740,938.74     5.85      8.091        629     182,506      78.42     0.00      94.28
6 Mo. Bank Stmt                      51      6,948,171.69     1.47      8.892        598     136,239      75.34     0.00      92.43
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             3,669   $473,841,259.53   100.00%     8.777%       612    $129,147      78.96%   74.99%     97.81%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                        DISTRIBUTION BY OCCUPANCY STATUS

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
OCCUPANCY STATUS                LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Primary                           3,549   $463,475,411.64    97.81%     8.784%       611    $130,593      79.23%   75.14%    100.00%
Investment                           86      7,032,723.98     1.48      8.456        618      81,776      65.79    79.87       0.00
Secondary                            34      3,333,123.91     0.70      8.436        643      98,033      69.46    44.78       0.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             3,669   $473,841,259.53   100.00%     8.777%       612    $129,147      78.96%   74.99%     97.81%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                          DISTRIBUTION BY PROPERTY TYPE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
PROPERTY TYPE                   LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Single Family                     3,337   $429,027,415.97    90.54%     8.809%       611    $128,567      79.05%   75.01%     98.03%
Condo                               164     18,840,168.39     3.98      8.552        629     114,879      78.86    71.39      95.87
2-4 Family                           84     12,491,443.21     2.64      8.351        616     148,708      77.00    77.87      93.33
PUD                                  60     11,740,998.65     2.48      8.342        620     195,683      79.38    73.31      97.76
Manufactured Housing                 24      1,741,233.31     0.37      9.082        587      72,551      70.91   100.00      97.96
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             3,669   $473,841,259.53   100.00%     8.777%       612    $129,147      78.96%   74.99%     97.81%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                          DISTRIBUTION BY LOAN PURPOSE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
LOAN PURPOSE                    LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Cash Out                          1,802   $229,432,803.83    48.42%     8.788%       599    $127,321      76.02%   75.62%     97.59%
Purchase                          1,459    193,171,184.18    40.77      8.796        626     132,400      82.81    74.96      97.93
Refinance                           408     51,237,271.52    10.81      8.652        614     125,582      77.63    72.30      98.37
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             3,669   $473,841,259.53   100.00%     8.777%       612    $129,147      78.96%   74.99%     97.81%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                              DISTRIBUTION BY FICO

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
FICO                            LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
440-479                               8       $691,709.19     0.15%    11.355%       466     $86,464      79.19%  100.00%    100.00%
480-499                              28      2,987,547.73     0.63     10.820        491     106,698      78.68    98.03     100.00
500-519                             188     19,620,255.40     4.14     10.728        511     104,363      76.98    90.87      99.00
520-539                             298     31,776,816.42     6.71     10.400        529     106,634      78.19    87.22      99.42
540-559                             388     41,636,713.65     8.79      9.795        550     107,311      78.19    89.87      98.51
560-579                             449     54,812,087.56    11.57      9.108        569     122,076      78.40    83.80      97.33
580-599                             515     64,165,919.64    13.54      9.021        590     124,594      81.09    80.03      98.68
600-619                             442     59,451,735.57    12.55      8.720        609     134,506      80.55    75.15      97.28
620-639                             396     54,469,783.16    11.50      8.476        629     137,550      80.54    73.05      96.50
640-659                             293     43,884,767.12     9.26      8.014        649     149,777      78.82    63.17      97.86
660-679                             217     30,442,379.89     6.42      7.751        669     140,287      78.49    63.26      97.80
680-699                             147     25,169,905.68     5.31      7.461        689     171,224      77.19    55.61      97.20
700-719                              96     14,490,792.01     3.06      7.447        709     150,946      77.11    55.91      97.64
720-739                              73     11,663,811.82     2.46      7.301        729     159,778      75.67    52.22      92.52
740+                                 99     16,209,774.77     3.42      7.288        763     163,735      75.60    60.83     100.00
N/A                                  32      2,367,259.92     0.50     10.529     N/A         73,977      77.87    83.62     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             3,669   $473,841,259.53   100.00%     8.777%       612    $129,147      78.96%   74.99%     97.81%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
REMAINING MONTHS TO MATURITY    LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
0 - 180 Months                      397    $44,770,523.53     9.45%     7.971%       644    $112,772      73.33%   69.24%     97.20%
241 - 360 Months                  3,272    429,070,736.00    90.55      8.861        608     131,134      79.55    75.59      97.88
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             3,669   $473,841,259.53   100.00%     8.777%       612    $129,147      78.96%   74.99%     97.81%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                   DISTRIBUTION BY SCHEDULED PRINCIPAL BALANCE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
SCHEDULED PRINCIPAL BALANCE     LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
$0 - $25,000                         68     $1,408,352.65     0.30%     9.440%       608     $20,711      65.35%   89.54%     86.44%
$25,001 - $50,000                   375     14,686,746.55     3.10      9.864        584      39,165      70.88    90.23      90.52
$50,001 - $75,000                   656     41,423,372.50     8.74      9.580        592      63,145      78.48    82.23      96.19
$75,001 - $100,000                  562     49,059,943.74    10.35      9.356        597      87,295      78.24    80.88      97.65
$100,001 - $125,000                 492     55,340,361.37    11.68      9.224        600     112,480      80.10    77.74      97.91
$125,001 - $150,000                 373     51,449,320.75    10.86      8.992        609     137,934      79.87    77.36      98.10
$150,001 - $175,000                 293     47,558,170.09    10.04      8.676        615     162,315      80.21    76.40      97.96
$175,001 - $200,000                 259     48,495,044.63    10.23      8.560        612     187,240      79.64    71.00      98.08
$200,001 - $225,000                 165     35,038,947.37     7.39      8.485        619     212,357      80.18    72.84      98.17
$225,001 - $250,000                 111     26,452,332.82     5.58      8.272        624     238,309      80.15    80.82      97.24
$250,001 - $275,000                  81     21,261,299.88     4.49      8.188        626     262,485      78.42    63.05     100.00
$275,001 - $350,000                 141     43,705,846.24     9.22      8.172        620     309,971      79.13    69.65      98.52
$350,001 - $450,000                  76     29,413,285.19     6.21      7.850        647     387,017      78.21    62.08     100.00
$450,001 - $550,000                  15      7,324,607.18     1.55      7.571        644     488,307      72.58    53.55     100.00
$550,001 - $650,000                   2      1,223,628.57     0.26      8.235        605     611,814      72.05    46.99     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             3,669   $473,841,259.53   100.00%     8.777%       612    $129,147      78.96%   74.99%     97.81%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                   DISTRIBUTION BY PRIMARY MORTGAGE INSURANCE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
PRIMARY MORTGAGE INSURANCE      LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
LTV<80                            2,190   $288,958,400.94    60.98%     8.316%       621    $131,944      72.63%   64.42%     96.46%
Amerin                              468     62,880,907.14    13.27      9.117        608     134,361      89.71    87.88     100.00
PMI                                 524     62,790,431.36    13.25      9.696        588     119,829      88.28    94.62      99.89
MGIC                                484     58,746,826.03    12.40      9.678        593     121,378      88.58    92.02      99.88
LTV>80, NO MI                         3        464,694.06     0.10     11.062        588     154,898      92.41   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             3,669   $473,841,259.53   100.00%     8.777%       612    $129,147      78.96%   74.99%     97.81%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                  THE GROUP I - ADJUSTABLE RATE MORTGAGE LOANS

Scheduled Principal Balance:                                       $283,111,684
Number of Mortgage Loans:                                                 2,258
Average Scheduled Principal Balance:                                   $125,382
Weighted Average Gross Coupon:                                            8.828%
Weighted Average Net Coupon:                                              8.303%
Weighted Average Gross Margin:                                            6.094%
Weighted Average Initial Rate Cap:                                        3.000%
Weighted Average Periodic Rate Cap:                                       1.001%
Weighted Average Life Cap:                                                6.000%
Weighted Average Gross Maximum Lifetime Rate:                            14.828%
Weighted Average Months to Roll:                                             23
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average LTV Ratio:                                               80.43%
% of Loans with LTV Ratio > 80%:                                          43.53%
% of Loans with LTV Ratio > 80% with MI:                                  99.86%
Weighted Average FICO Score:                                                607

                          DISTRIBUTION BY GROSS COUPON

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
GROSS COUPON                    LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
5.50- 5.99%                           3       $486,690.91     0.17%     5.705%       670    $162,230      77.12%  100.00%     67.98%
6.00- 6.49%                           9      1,635,796.04     0.58      6.270        686     181,755      75.78    69.72      96.61
6.50- 6.99%                          89     15,597,519.06     5.51      6.833        660     175,253      74.90    69.39      96.41
7.00- 7.49%                         124     20,184,841.08     7.13      7.257        664     162,781      76.58    61.28      98.82
7.50- 7.99%                         317     45,675,897.29    16.13      7.742        640     144,088      77.50    62.96      97.82
8.00- 8.49%                         225     30,736,394.34    10.86      8.236        620     136,606      78.55    68.10      97.17
8.50- 8.99%                         384     49,817,058.12    17.60      8.724        604     129,732      80.03    71.29      95.61
9.00- 9.49%                         238     27,238,819.70     9.62      9.224        589     114,449      83.81    83.32      97.44
9.50- 9.99%                         339     38,658,339.86    13.65      9.723        577     114,036      83.52    88.79      98.91
10.00-10.49%                        181     18,692,506.23     6.60     10.224        569     103,274      85.96    95.42      99.39
10.50-10.99%                        251     24,769,306.11     8.75     10.737        560      98,682      82.58    91.26      99.02
11.00-11.49%                         98      9,618,515.60     3.40     11.196        554      98,148      82.09    95.27      99.71
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             2,258   $283,111,684.34   100.00%     8.828%       607    $125,382      80.43%   76.52%     97.68%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                      DISTRIBUTION BY MONTHS TO RATE RESET

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
MONTHS TO RATE RESET            LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
1-12                                  2       $397,976.95     0.14%     9.013%       597    $198,988      92.35%  100.00%    100.00%
13-24                             1,949    244,349,081.70    86.31      8.864        605     125,372      80.48    76.70      97.48
25-36                               307     38,364,625.69    13.55      8.598        617     124,966      79.96    75.17      98.97
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             2,258   $283,111,684.34   100.00%     8.828%       607    $125,382      80.43%   76.52%     97.68%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                   DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
GROSS MAXIMUM LIFETIME RATE     LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
11.50-11.99%                          3       $486,690.91     0.17%     5.705%       670    $162,230      77.12%  100.00%     67.98%
12.00-12.49%                          9      1,635,796.04     0.58      6.270        686     181,755      75.78    69.72      96.61
12.50-12.99%                         89     15,597,519.06     5.51      6.833        660     175,253      74.90    69.39      96.41
13.00-13.49%                        124     20,184,841.08     7.13      7.257        664     162,781      76.58    61.28      98.82
13.50-13.99%                        317     45,675,897.29    16.13      7.742        640     144,088      77.50    62.96      97.82
14.00-14.49%                        225     30,736,394.34    10.86      8.236        620     136,606      78.55    68.10      97.17
14.50-14.99%                        384     49,817,058.12    17.60      8.724        604     129,732      80.03    71.29      95.61
15.00-15.49%                        238     27,238,819.70     9.62      9.224        589     114,449      83.81    83.32      97.44
15.50-15.99%                        339     38,658,339.86    13.65      9.723        577     114,036      83.52    88.79      98.91
16.00-16.99%                        432     43,461,812.34    15.35     10.516        564     100,606      84.03    93.05      99.18
17.00-17.99%                         98      9,618,515.60     3.40     11.196        554      98,148      82.09    95.27      99.71
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             2,258   $283,111,684.34   100.00%     8.828%       607    $125,382      80.43%   76.52%     97.68%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                          DISTRIBUTION BY GROSS MARGIN

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
GROSS MARGIN                    LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
3.50- 3.99%                           2        $85,914.24     0.03%     7.278%       763     $42,957      71.47%   51.42%    100.00%
4.00- 4.49%                          95     13,102,737.76     4.63      7.176        672     137,924      74.23    67.94      99.19
4.50- 4.99%                         281     40,585,811.89    14.34      7.513        664     144,433      76.32    60.66      98.88
5.00- 5.49%                         286     40,675,905.05    14.37      7.976        628     142,223      76.02    60.62      95.69
5.50- 5.99%                         328     42,486,264.87    15.01      8.419        607     129,531      78.65    64.88      96.58
6.00- 6.49%                         332     40,572,094.94    14.33      8.882        599     122,205      82.09    81.17      95.00
6.50- 6.99%                         293     33,841,035.39    11.95      9.431        583     115,498      84.94    90.80      98.58
7.00- 7.49%                         301     33,486,347.37    11.83     10.021        580     111,250      88.51    95.35      99.92
7.50- 7.99%                         180     19,788,004.61     6.99     10.283        561     109,933      83.65    95.78     100.00
8.00- 8.49%                          79      9,432,420.50     3.33     10.651        543     119,398      76.40    88.63      98.01
8.50- 8.99%                          51      5,480,315.50     1.94     10.827        530     107,457      75.28    84.05      98.76
9.00- 9.49%                          26      3,092,285.87     1.09     10.931        551     118,934      84.45    92.89     100.00
9.50- 9.99%                           4        482,546.35     0.17     11.239        550     120,637      84.79   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             2,258   $283,111,684.34   100.00%     8.828%       607    $125,382      80.43%   76.52%     97.68%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                        DISTRIBUTION BY AMORTIZATION TYPE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
AMORTIZATION TYPE               LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
2/28                              1,949   $244,349,081.70    86.31%     8.864%       605    $125,372      80.48%   76.70%     97.48%
3/27                                307     38,364,625.69    13.55      8.598        617     124,966      79.96    75.17      98.97
1 YR CMT                              2        397,976.95     0.14      9.013        597     198,988      92.35   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             2,258   $283,111,684.34   100.00%     8.828%       607    $125,382      80.43%   76.52%     97.68%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                            DISTRIBUTION BY ZIP CODES

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
ZIP CODES                       LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
94533                                 8     $1,597,757.90     0.56%     8.573%       561    $199,720      78.47%   89.88%    100.00%
95206                                 7      1,381,580.40     0.49      8.213        650     197,369      77.99    70.64     100.00
92530                                 7      1,243,195.39     0.44      8.131        666     177,599      80.88    70.05     100.00
92336                                 7      1,226,788.98     0.43      7.888        679     175,256      77.79    40.03     100.00
92544                                 6      1,094,470.69     0.39      7.879        636     182,412      79.65    87.27     100.00
94585                                 5      1,091,990.70     0.39      7.305        677     218,398      79.50    35.92     100.00
80501                                 5        975,971.45     0.34      8.266        643     195,194      82.49    75.12     100.00
95747                                 4        887,752.79     0.31      7.571        674     221,938      80.00    47.68     100.00
78572                                 9        842,063.81     0.30      9.477        602      93,563      82.99    71.09     100.00
20772                                 4        732,791.16     0.26      9.380        592     183,198      88.49   100.00     100.00
All Others                        2,196    272,037,321.07    96.09      8.852        605     123,879      80.43    76.84      97.59
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             2,258   $283,111,684.34   100.00%     8.828%       607    $125,382      80.43%   76.52%     97.68%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                              DISTRIBUTION BY STATE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
STATE                           LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
California                          337    $63,536,829.09    22.44%     8.136%       627    $188,537      78.35%   69.58%     98.35%
Colorado                            105     15,950,622.78     5.63      8.303        615     151,911      78.89    64.56     100.00
Minnesota                           112     14,968,993.75     5.29      8.877        595     133,652      79.02    70.69      99.36
Texas                               138     13,574,914.09     4.79      9.391        605      98,369      83.51    77.61      99.14
Florida                             112     12,795,104.79     4.52      9.053        608     114,242      81.58    74.54      98.14
Arizona                              86     10,133,233.54     3.58      8.917        615     117,828      83.64    84.68      97.89
Illinois                             95      9,772,980.17     3.45      9.321        595     102,873      83.23    87.93     100.00
Michigan                             84      9,443,089.26     3.34      8.963        599     112,418      80.01    82.53      93.97
Washington                           67      8,363,161.20     2.95      8.681        614     124,823      80.63    66.71      94.50
New Jersey                           53      7,936,524.45     2.80      9.095        583     149,746      76.26    78.04      94.77
All Others                        1,069    116,636,231.22    41.20      9.112        598     109,108      81.25    81.23      97.08
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             2,258   $283,111,684.34   100.00%     8.828%       607    $125,382      80.43%   76.52%     97.68%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                          DISTRIBUTION BY ORIGINAL LTV

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
ORIGINAL LTV                    LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Below 40.00%                         37     $2,661,551.92     0.94%     8.985%       597     $71,934      30.34%   51.95%     90.06%
40 - 49.99%                          33      3,208,919.88     1.13      8.608        601      97,240      45.31    40.19      93.12
50 - 59.99%                          69      7,457,930.58     2.63      8.538        571     108,086      55.86    74.80      90.85
60 - 69.99%                         174     21,698,259.80     7.66      8.414        600     124,703      65.66    63.93      92.08
70 - 79.99%                         456     56,379,135.53    19.91      8.442        609     123,638      75.08    65.22      94.86
80 - 84.99%                         568     79,953,787.79    28.24      8.362        624     140,764      80.54    65.96      99.21
85 - 89.99%                         325     38,020,231.53    13.43      9.401        579     116,985      85.67    92.66      99.62
90 - 94.99%                         394     48,062,261.72    16.98      9.367        602     121,985      90.17    92.00     100.00
95 - 100.00%                        202     25,669,605.59     9.07      9.713        614     127,077      95.00    99.64     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             2,258   $283,111,684.34   100.00%     8.828%       607    $125,382      80.43%   76.52%     97.68%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                          DISTRIBUTION BY DOCUMENTATION

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
DOCUMENTATION                   LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Full Doc                          1,776   $216,651,204.08    76.52%     8.999%       598    $121,988      82.11%  100.00%     97.75%
Stated                              375     51,270,366.15    18.11      8.181        640     136,721      73.34     0.00      99.35
24 Mo. Bank Stmt.                    77     11,236,390.20     3.97      8.530        615     145,927      81.66     0.00      91.52
6 Mo. Bank Stmt                      30      3,953,723.91     1.40      8.680        603     131,791      76.77     0.00      90.09
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             2,258   $283,111,684.34   100.00%     8.828%       607    $125,382      80.43%   76.52%     97.68%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
OCCUPANCY STATUS                LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Primary                           2,189   $276,550,146.89    97.68%     8.837%       606    $126,336      80.74%   76.57%    100.00%
Investment                           47      4,816,733.62     1.70      8.398        610     102,484      66.56    78.83       0.00
Secondary                            22      1,744,803.83     0.62      8.549        619      79,309      69.75    62.23       0.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             2,258   $283,111,684.34   100.00%     8.828%       607    $125,382      80.43%   76.52%     97.68%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                          DISTRIBUTION BY PROPERTY TYPE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
PROPERTY TYPE                   LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Single Family                     2,050   $255,550,583.00    90.26%     8.853%       606    $124,659      80.48%   76.54%     97.88%
Condo                               102     12,070,571.37     4.26      8.700        620     118,339      80.61    72.35      97.92
2-4 Family                           57      8,467,904.96     2.99      8.428        608     148,560      78.95    79.28      91.16
PUD                                  38      6,090,309.46     2.15      8.547        612     160,271      81.16    76.87      98.05
Manufactured Housing                 11        932,315.55     0.33      8.980        577      84,756      70.68   100.00      96.18
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             2,258   $283,111,684.34   100.00%     8.828%       607    $125,382      80.43%   76.52%     97.68%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                          DISTRIBUTION BY LOAN PURPOSE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
LOAN PURPOSE                    LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Purchase                          1,032   $128,577,159.92    45.42%     8.821%       623    $124,590      83.42%   75.81%     97.73%
Cash Out                          1,011    128,159,656.18    45.27      8.818        591     126,765      77.41    77.13      97.54
Refinance                           215     26,374,868.24     9.32      8.909        604     122,674      80.48    77.06      98.14
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             2,258   $283,111,684.34   100.00%     8.828%       607    $125,382      80.43%   76.52%     97.68%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                              DISTRIBUTION BY FICO

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
FICO                            LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
440-479                               3       $315,392.59     0.11%    10.480%       460    $105,131      81.31%  100.00%    100.00%
480-499                              15      1,599,541.00     0.56     10.445        489     106,636      82.42    96.33     100.00
500-519                              84      9,326,074.50     3.29      9.954        512     111,025      78.60    86.25      98.35
520-539                             182     21,296,209.33     7.52      9.870        530     117,012      77.81    88.69      99.32
540-559                             268     29,646,614.98    10.47      9.604        550     110,622      78.76    90.11      98.56
560-579                             296     36,006,686.83    12.72      9.043        569     121,644      78.31    82.60      96.14
580-599                             350     42,884,613.31    15.15      9.090        590     122,527      82.66    83.61      98.47
600-619                             287     34,599,974.63    12.22      8.805        609     120,557      81.75    77.76      96.50
620-639                             248     33,281,122.21    11.76      8.583        629     134,198      82.56    73.13      97.02
640-659                             173     24,532,096.25     8.67      8.163        648     141,804      80.74    61.85      97.73
660-679                             112     15,243,518.54     5.38      7.992        669     136,103      81.36    65.94      99.04
680-699                              82     12,127,755.37     4.28      7.655        689     147,899      79.64    49.22      97.01
700-719                              46      6,355,845.55     2.24      7.618        708     138,171      81.28    62.21      96.44
720-739                              39      5,681,718.26     2.01      7.345        728     145,685      79.19    60.95      94.79
740+                                 58      8,710,338.28     3.08      7.566        763     150,178      77.53    52.09     100.00
N/A                                  15      1,504,182.71     0.53      9.841        N/A     100,279      78.56    77.23     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             2,258   $283,111,684.34   100.00%     8.828%       607    $125,382      80.43%   76.52%     97.68%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
REMAINING MONTHS TO MATURITY    LOANS         BALANCE        BAL      COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
241 - 360 Months                  2,258   $283,111,684.34   100.00%     8.828%       607    $125,382      80.43%   76.52%     97.68%
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             2,258   $283,111,684.34   100.00%     8.828%       607    $125,382      80.43%   76.52%     97.68%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                   DISTRIBUTION BY SCHEDULED PRINCIPAL BALANCE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
SCHEDULED PRINCIPAL BALANCE     LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
$0 - $25,000                         26       $537,404.82     0.19%     9.405%       610     $20,669      76.18%   89.25%     85.64%
$25,001 - $50,000                   177      7,015,980.39     2.48      9.682        582      39,638      74.48    88.12      90.32
$50,001 - $75,000                   367     23,241,646.92     8.21      9.413        591      63,329      79.62    82.39      96.05
$75,001 - $100,000                  360     31,381,282.93    11.08      9.166        596      87,170      78.58    80.15      97.46
$100,001 - $125,000                 348     39,254,988.54    13.87      9.141        600     112,802      80.58    77.52      97.96
$125,001 - $150,000                 270     37,190,166.85    13.14      8.880        608     137,741      81.28    75.74      98.87
$150,001 - $175,000                 212     34,351,888.14    12.13      8.720        612     162,037      81.43    78.28      98.16
$175,001 - $200,000                 190     35,645,245.57    12.59      8.657        610     187,607      81.04    70.91      98.41
$200,001 - $225,000                 117     24,839,632.12     8.77      8.484        615     212,305      81.10    76.09      97.42
$225,001 - $250,000                  82     19,549,704.95     6.91      8.402        619     238,411      82.22    85.13      96.26
$250,001 - $275,000                  59     15,538,862.36     5.49      8.361        614     263,371      79.46    62.80     100.00
$275,001 - $350,000                  50     14,564,880.75     5.14      8.086        619     291,298      79.70    66.04      97.94
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             2,258   $283,111,684.34   100.00%     8.828%       607    $125,382      80.43%   76.52%     97.68%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                   DISTRIBUTION BY PRIMARY MORTGAGE INSURANCE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
PRIMARY MORTGAGE INSURANCE      LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
LTV<80                            1,257   $159,866,693.56    56.47%     8.381%       614    $127,181      73.67%   63.38%     95.99%
PMI                                 348     43,366,501.46    15.32      9.487        590     124,616      88.65    95.99      99.83
Amerin                              341     43,083,677.68    15.22      9.258        603     126,345      89.77    91.50     100.00
MGIC                                309     36,330,117.58    12.83      9.470        597     117,573      89.10    93.09      99.80
LTV>80, NO MI                         3        464,694.06     0.16     11.062        588     154,898      92.41   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                             2,258   $283,111,684.34   100.00%     8.828%       607    $125,382      80.43%   76.52%     97.68%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                     THE GROUP I - FIXED RATE MORTGAGE LOANS

Scheduled Principal Balance:                                        $46,930,133
Number of Mortgage Loans:                                                   468
Average Scheduled Principal Balance:                                   $100,278
Weighted Average Gross Coupon:                                            8.540%
Weighted Average Net Coupon:                                              8.015%
Weighted Average Stated Remaining Term (months):                            289
Weighted Average Seasoning (months):                                          2
Weighted Average LTV Ratio:                                               73.63%
% of Loans with LTV Ratio > 80%:                                          20.48%
% of Loans with LTV Ratio > 80% with MI:                                 100.00%
Weighted Average FICO Score:                                                630

                          DISTRIBUTION BY GROSS COUPON

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
GROSS COUPON                    LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
5.50- 5.99%                           1       $214,067.75     0.46%     5.950%       738    $214,068      65.00%  100.00%    100.00%
6.00- 6.49%                           3        428,064.97     0.91      6.321        687     142,688      72.71    56.69     100.00
6.50- 6.99%                          21      3,396,040.72     7.24      6.788        694     161,716      64.94    55.25     100.00
7.00- 7.49%                          41      5,984,643.97    12.75      7.250        671     145,967      72.14    74.93      94.24
7.50- 7.99%                          74      9,513,303.87    20.27      7.677        646     128,558      71.94    60.98      96.70
8.00- 8.49%                          49      5,243,762.85    11.17      8.269        634     107,016      72.62    65.48      96.54
8.50- 8.99%                          95      9,436,991.93    20.11      8.727        621      99,337      74.98    62.77      93.90
9.00- 9.49%                          45      3,680,220.41     7.84      9.233        606      81,783      75.90    77.83      92.30
9.50- 9.99%                          41      2,883,089.20     6.14      9.716        595      70,319      78.72    78.27      94.48
10.00-10.49%                         19      1,064,680.15     2.27     10.255        597      56,036      83.26    89.94     100.00
10.50-10.99%                         30      1,986,003.91     4.23     10.675        581      66,200      78.67    87.79      96.29
11.00-11.49%                         10        502,875.40     1.07     11.288        563      50,288      66.52   100.00      91.52
11.50-11.99%                         14        884,737.70     1.89     11.677        553      63,196      80.51   100.00      95.68
12.00-12.49%                          8        574,404.38     1.22     12.197        544      71,801      73.26    86.61     100.00
12.50-12.99%                         14      1,005,659.47     2.14     12.683        522      71,833      76.21   100.00     100.00
13.00-13.49%                          2        101,854.04     0.22     13.088        528      50,927      81.82   100.00     100.00
13.50-13.99%                          1         29,732.09     0.06     13.625        502      29,732      85.00   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               468    $46,930,132.81   100.00%     8.540%       630    $100,278      73.63%   69.93%     95.71%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                            DISTRIBUTION BY ZIP CODES

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
ZIP CODES                       LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
80525                                 3       $498,727.34     1.06%     7.619%       627    $166,242      74.73%  100.00%    100.00%
92544                                 3        460,393.07     0.98      6.872        705     153,464      75.00    62.81     100.00
92336                                 2        420,347.47     0.90      7.500        650     210,174      77.18    47.22     100.00
98023                                 2        416,412.80     0.89      8.532        676     208,206      80.00    37.25     100.00
98038                                 2        351,017.37     0.75      7.270        659     175,509      72.51    32.03     100.00
55374                                 1        299,220.74     0.64      6.750        661     299,221      35.29     0.00     100.00
92557                                 1        293,510.49     0.63      8.375        723     293,510      80.00   100.00     100.00
89523                                 2        290,926.58     0.62      6.741        695     145,463      72.91    58.15     100.00
91709                                 1        290,639.09     0.62      8.250        600     290,639      80.00   100.00     100.00
10703                                 1        269,518.32     0.57      8.625        642     269,518      89.40   100.00     100.00
All Others                          450     43,339,419.54    92.35      8.616        627      96,310      73.60    70.47      95.35
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               468    $46,930,132.81   100.00%     8.540%       630    $100,278      73.63%   69.93%     95.71%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                              DISTRIBUTION BY STATE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
STATE                           LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
California                           44     $7,259,087.46    15.47%     7.870%       652    $164,979      72.76%   70.63%     90.66%
Minnesota                            23      3,094,717.67     6.59      8.010        647     134,553      68.28    46.51      95.40
Florida                              35      2,936,973.72     6.26      9.265        613      83,914      73.70    45.07      98.99
Pennsylvania                         39      2,354,576.82     5.02      9.271        611      60,374      76.26    80.94      94.42
Maryland                             20      2,313,296.13     4.93      8.732        629     115,665      74.22    62.13      88.83
Texas                                20      1,977,107.52     4.21      8.515        644      98,855      76.91    62.16      95.87
Colorado                             12      1,849,420.06     3.94      7.391        686     154,118      75.13    91.67     100.00
New Jersey                           12      1,845,374.92     3.93      7.708        657     153,781      67.62    37.47      90.81
New York                             16      1,800,341.33     3.84      8.811        615     112,521      74.56    85.72     100.00
Washington                           11      1,668,105.97     3.55      8.076        654     151,646      73.50    70.03     100.00
All Others                          236     19,831,131.21    42.26      8.853        615      84,030      74.41    76.95      97.36
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               468    $46,930,132.81   100.00%     8.540        630    $100,278      73.63%   69.93%     95.71%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                          DISTRIBUTION BY ORIGINAL LTV

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
ORIGINAL LTV                    LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Below 40.00%                         26     $1,993,699.19     4.25%     8.017%       629     $76,681      30.72%   54.60%     89.64%
40 - 49.99%                          25      1,662,392.19     3.54      9.163        594      66,496      46.76    57.46      95.49
50 - 59.99%                          27      2,633,816.06     5.61      8.152        621      97,549      55.01    54.64      92.20
60 - 69.99%                          61      5,485,697.61    11.69      8.141        628      89,929      65.59    76.51      95.51
70 - 79.99%                         131     13,615,059.96    29.01      8.291        631     103,932      74.41    65.41      91.64
80 - 84.99%                         100     13,443,988.90    28.65      8.311        651     134,440      80.45    66.67      98.94
85 - 89.99%                          44      3,859,674.06     8.22      9.679        597      87,720      86.01    81.76     100.00
90 - 94.99%                          42      3,447,799.15     7.35      9.717        614      82,090      90.00    96.51     100.00
95 - 100.00%                         12        788,005.69     1.68     10.095        620      65,667      95.00   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               468    $46,930,132.81   100.00%     8.540%       630    $100,278      73.63%   69.93%     95.71%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                          DISTRIBUTION BY DOCUMENTATION

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
DOCUMENTATION                   LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Full Doc                            354    $32,819,595.47    69.93%     8.722%       621     $92,711      74.95%  100.00%     96.26%
Stated                               89     11,690,276.39    24.91      8.078        654     131,351      70.19     0.00      97.93
24 Mo. Bank Stmt.                    19      2,100,000.27     4.47      8.023        641     110,526      71.94     0.00      77.39
6 Mo. Bank Stmt                       6        320,260.68     0.68     10.128        629      53,377      74.58     0.00      78.69
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               468    $46,930,132.81   100.00%     8.540%       630    $100,278      73.63%   69.93%     95.71%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
OCCUPANCY STATUS                LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Primary                             440    $44,916,579.93    95.71%     8.538%       630    $102,083      74.06%   70.33%    100.00%
Investment                           22      1,228,530.13     2.62      8.862        619      55,842      61.18    81.17       0.00
Secondary                             6        785,022.75     1.67      8.157        651     130,837      68.68    29.46       0.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               468    $46,930,132.81   100.00%     8.540%       630    $100,278      73.63%   69.93%     95.71%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                          DISTRIBUTION BY PROPERTY TYPE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
PROPERTY TYPE                   LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Single Family                       421    $42,100,296.14    89.71%     8.596%       627    $100,001      73.59%   68.92%     96.80%
Condo                                22      1,997,982.50     4.26      8.104        670      90,817      74.94    62.68      78.05
2-4 Family                           14      1,768,804.29     3.77      7.927        665     126,343      75.80    84.25      95.20
PUD                                   4        693,149.36     1.48      7.580        622     173,287      67.52   100.00      79.11
Manufactured Housing                  7        369,900.52     0.79      9.236        583      52,843      71.94   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               468    $46,930,132.81   100.00%     8.540%       630    $100,278      73.63%   69.93%     95.71%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                          DISTRIBUTION BY LOAN PURPOSE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
LOAN PURPOSE                    LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Cash Out                            284    $27,223,418.60    58.01%     8.598%       619     $95,857      71.08%   72.09%     94.58%
Purchase                            118     12,994,061.57    27.69      8.386        657     110,119      78.23    66.58      96.48
Refinance                            66      6,712,652.64    14.30      8.602        623     101,707      75.08    67.66      98.82
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               468    $46,930,132.81   100.00%     8.540%       630    $100,278      73.63%   69.93%     95.71%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                              DISTRIBUTION BY FICO

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
FICO                            LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
440-479                               1       $111,145.89     0.24%    12.750%       464    $111,146      80.00%  100.00%    100.00%
480-499                               2        145,108.66     0.31      9.816        498      72,554      57.63   100.00     100.00
500-519                              17      1,140,647.00     2.43     11.510        511      67,097      71.53   100.00      96.26
520-539                              16      1,137,365.93     2.42     10.831        530      71,085      72.15    76.64      96.64
540-559                              40      2,938,928.40     6.26      9.819        552      73,473      71.97    87.36     100.00
560-579                              51      4,387,932.10     9.35      9.241        569      86,038      72.93    91.22      99.43
580-599                              59      5,410,235.47    11.53      8.783        591      91,699      72.36    72.21      98.05
600-619                              63      6,271,061.19    13.36      8.711        610      99,541      75.89    75.04      97.16
620-639                              64      6,246,749.49    13.31      8.437        629      97,605      71.58    63.93      85.40
640-659                              47      5,150,393.35    10.97      8.112        648     109,583      77.19    60.40      92.61
660-679                              34      3,722,788.41     7.93      7.805        668     109,494      74.87    76.80      94.22
680-699                              22      3,073,866.88     6.55      7.532        688     139,721      74.19    53.57      98.04
700-719                              20      2,862,308.16     6.10      7.495        709     143,115      68.69    34.77      98.05
720-739                              12      1,783,472.89     3.80      7.451        729     148,623      73.50    60.11     100.00
740+                                 17      2,443,818.47     5.21      7.501        760     143,754      77.34    66.76     100.00
N/A                                   3        104,310.52     0.22     11.262        N/A      34,770      71.74    56.70     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               468    $46,930,132.81   100.00%     8.540%       630    $100,278      73.63%   69.93%     95.71%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
REMAINING MONTHS TO MATURITY    LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
0 - 180 Months                      197    $18,000,861.69    38.36%     8.364%       637     $91,375      71.88%   70.90%     96.61%
241 - 360 Months                    271     28,929,271.12    61.64      8.649        626     106,750      74.72    69.33      95.15
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               468    $46,930,132.81   100.00%     8.540%       630    $100,278      73.63%   69.93%     95.71%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                   DISTRIBUTION BY SCHEDULED PRINCIPAL BALANCE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
SCHEDULED PRINCIPAL BALANCE     LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
$0 - $25,000                         20       $429,704.21     0.92      9.083%       608     $21,485      60.81%   79.16%     84.97%
$25,001 - $50,000                    99      3,842,664.95     8.19      9.857        596      38,815      66.98    90.13      89.32
$50,001 - $75,000                    98      6,125,499.07    13.05      9.305        606      62,505      74.72    77.90      95.31
$75,001 - $100,000                   56      4,852,580.41    10.34      8.947        619      86,653      75.00    71.30      96.68
$100,001 - $125,000                  50      5,591,645.30    11.91      9.034        613     111,833      76.81    73.40     100.00
$125,001 - $150,000                  44      6,138,578.96    13.08      8.398        634     139,513      71.10    77.30      90.91
$150,001 - $175,000                  37      6,019,003.25    12.83      7.974        653     162,676      73.78    64.60      97.18
$175,001 - $200,000                  25      4,643,093.82     9.89      7.787        631     185,724      72.37    60.50      92.19
$200,001 - $225,000                  14      2,970,406.32     6.33      7.959        653     212,172      76.40    50.27     100.00
$225,001 - $250,000                  13      3,091,252.41     6.59      7.637        672     237,789      75.75    68.37     100.00
$250,001 - $275,000                   9      2,342,333.79     4.99      7.790        654     260,259      79.36    44.67     100.00
$275,001 - $350,000                   3        883,370.32     1.88      7.783        662     294,457      64.86    66.13     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               468    $46,930,132.81   100.00      8.540%       630    $100,278      73.63%   69.93%     95.71%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                   DISTRIBUTION BY PRIMARY MORTGAGE INSURANCE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
PRIMARY MORTGAGE INSURANCE      LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
LTV<80                              360    $37,317,044.76    79.52%     8.278%       635    $103,658      69.96%   66.11%     94.60%
PMI                                  42      3,820,739.14     8.14      9.717        598      90,970      87.36    88.58     100.00
MGIC                                 42      3,645,543.93     7.77      9.355        620      86,799      88.18    82.59     100.00
Amerin                               24      2,146,804.98     4.57      9.611        619      89,450      88.22    81.67     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               468    $46,930,132.81   100.00%     8.540%       630    $100,278      73.63%   69.93%     95.71%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                    GROUP II - ADJUSTABLE RATE MORTGAGE LOANS

Scheduled Principal Balance:                                        $82,817,378
Number of Mortgage Loans:                                                   504
Average Scheduled Principal Balance:                                   $164,320
Weighted Average Gross Coupon:                                            9.473%
Weighted Average Net Coupon:                                              8.948%
Weighted Average Gross Margin:                                            6.671%
Weighted Average Initial Rate Cap:                                        3.000%
Weighted Average Periodic Rate Cap:                                       1.003%
Weighted Average Life Cap:                                                6.000%
Weighted Average Gross Maximum Lifetime Rate:                            15.473%
Weighted Average Months to Roll:                                             23
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning (months):                                          3
Weighted Average LTV Ratio:                                               80.65%
% of Loans with LTV Ratio > 80%:                                          47.15%
% of Loans with LTV Ratio > 80% with MI:                                 100.00%
Weighted Average FICO Score:                                                590

                          DISTRIBUTION BY GROSS COUPON

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
GROSS COUPON                    LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
5.50- 5.99%                           3       $544,623.89     0.66%     5.923%       763    $181,541      80.00%   76.65%    100.00%
6.00- 6.49%                           3        911,098.02     1.10      6.258        681     303,699      71.48    47.64     100.00
6.50- 6.99%                          12      3,120,684.51     3.77      6.755        657     260,057      78.11    75.19     100.00
7.00- 7.49%                          15      4,877,878.82     5.89      7.244        640     325,192      75.58    91.41     100.00
7.50- 7.99%                          43     13,013,089.09    15.71      7.818        625     302,630      78.52    46.35     100.00
8.00- 8.49%                          25      7,794,736.92     9.41      8.208        616     311,789      82.00    69.11     100.00
8.50- 8.99%                          57     12,499,850.30    15.09      8.704        606     219,296      82.33    75.43      99.63
9.00- 9.49%                          20      4,274,459.37     5.16      9.245        582     213,723      87.52    81.47     100.00
9.50- 9.99%                          43      7,548,191.50     9.11      9.694        580     175,539      83.40    87.60      99.03
10.00-10.49%                         17      2,110,149.54     2.55     10.276        573     124,126      87.43    87.59     100.00
10.50-10.99%                         10      1,106,416.24     1.34     10.671        551     110,642      81.02    90.18     100.00
11.00-11.49%                         22      2,248,824.71     2.72     11.244        518     102,219      77.64    94.93     100.00
11.50-11.99%                        139     14,362,399.12    17.34     11.690        540     103,327      78.26    89.53      98.85
12.00-12.49%                         47      3,804,206.77     4.59     12.193        537      80,941      81.02    91.60     100.00
12.50-12.99%                         42      3,858,779.58     4.66     12.710        536      91,876      83.12    96.25     100.00
13.00-13.49%                          3        422,593.06     0.51     13.083        548     140,864      83.36   100.00     100.00
13.50-13.99%                          3        319,396.67     0.39     13.620        545     106,466      85.00   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               504    $82,817,378.11   100.00%     9.473%       590    $164,320      80.65%   77.73%     99.66%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                      DISTRIBUTION BY MONTHS TO RATE RESET

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
MONTHS TO RATE RESET            LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
1-12                                  2       $249,159.43     0.30     11.783%       522    $124,580      75.63%  100.00%    100.00%
13-24                               454     73,293,971.64    88.50      9.532        587     161,440      81.05    78.49      99.73
25-36                                48      9,274,247.04    11.20      8.948        612     193,213      77.60    71.17      99.04
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               504    $82,817,378.11   100.00      9.473%       590    $164,320      80.65%   77.73%     99.66%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                   DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
GROSS MAXIMUM LIFETIME RATE     LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
11.50-11.99%                          3       $544,623.89     0.66%     5.923%       763    $181,541      80.00%   76.65%    100.00%
12.00-12.49%                          3        911,098.02     1.10      6.258        681     303,699      71.48    47.64     100.00
12.50-12.99%                         12      3,120,684.51     3.77      6.755        657     260,057      78.11    75.19     100.00
13.00-13.49%                         15      4,877,878.82     5.89      7.244        640     325,192      75.58    91.41     100.00
13.50-13.99%                         43     13,013,089.09    15.71      7.818        625     302,630      78.52    46.35     100.00
14.00-14.49%                         25      7,794,736.92     9.41      8.208        616     311,789      82.00    69.11     100.00
14.50-14.99%                         57     12,499,850.30    15.09      8.704        606     219,296      82.33    75.43      99.63
15.00-15.49%                         20      4,274,459.37     5.16      9.245        582     213,723      87.52    81.47     100.00
15.50-15.99%                         43      7,548,191.50     9.11      9.694        580     175,539      83.40    87.60      99.03
16.00-16.99%                         27      3,216,565.78     3.88     10.412        565     119,132      85.22    88.48     100.00
17.00-17.99%                        161     16,611,223.83    20.06     11.630        537     103,175      78.18    90.26      99.00
18.00-18.99%                         89      7,662,986.35     9.25     12.454        536      86,101      82.08    93.94     100.00
19.00-19.99%                          6        741,989.73     0.90     13.314        547     123,665      84.06   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               504    $82,817,378.11   100.00%     9.473%       590    $164,320      80.65%   77.73%     99.66%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                          DISTRIBUTION BY GROSS MARGIN

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
GROSS MARGIN                    LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
3.50- 3.99%                           3       $244,251.65     0.29%     6.328%       733     $81,417      80.00%  100.00%    100.00%
4.00- 4.49%                          19      5,588,670.60     6.75      6.964        687     294,141      76.05    68.96     100.00
4.50- 4.99%                          27      8,139,438.83     9.83      7.662        643     301,461      74.63    48.24     100.00
5.00- 5.49%                          39      9,556,942.44    11.54      7.987        613     245,050      76.93    64.53     100.00
5.50- 5.99%                          38      9,949,822.77    12.01      8.374        602     261,837      79.66    70.89     100.00
6.00- 6.49%                          42     10,245,082.58    12.37      8.802        597     243,931      84.15    71.05      99.55
6.50- 6.99%                          40      7,631,112.55     9.21      9.162        597     190,778      90.28    87.60      99.61
7.00- 7.49%                          28      3,973,635.44     4.80      9.886        573     141,916      88.73   100.00      98.91
7.50- 7.99%                          33      3,689,663.06     4.46     10.735        553     111,808      81.46    89.32     100.00
8.00- 8.49%                          41      3,867,075.94     4.67     11.408        540      94,319      72.42    94.59      95.71
8.50- 8.99%                          87      8,499,792.43    10.26     11.763        527      97,699      78.37    85.44     100.00
9.00- 9.49%                          99     10,325,941.45    12.47     12.088        542     104,302      82.87    95.61     100.00
9.50- 9.99%                           7        793,172.99     0.96     12.804        530     113,310      83.88   100.00     100.00
10.00-10.49%                          1        312,775.38     0.38     12.750        506     312,775      84.99   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               504    $82,817,378.11   100.00%     9.473%       590    $164,320      80.65%   77.73%     99.66%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                        DISTRIBUTION BY AMORTIZATION TYPE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
AMORTIZATION TYPE               LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
2/28                                455    $73,333,253.93    88.55%     9.533%       587    $161,172      81.05%   78.50%     99.73%
3/27                                 48      9,274,247.04    11.20      8.948        612     193,213      77.60    71.17      99.04
1 YR CMT                              1        209,877.14     0.25     11.625        512     209,877      75.00   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               504    $82,817,378.11   100.00%     9.473%       590    $164,320      80.65%   77.73%     99.66%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                            DISTRIBUTION BY ZIP CODES

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
ZIP CODES                       LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
95762                                 3       $985,108.59     1.19%     8.838%       622    $328,370      81.67%   67.85%    100.00%
92656                                 2        782,770.73     0.95      8.221        645     391,385      89.60    52.94     100.00
81620                                 2        686,389.88     0.83      8.170        611     343,195      87.36   100.00     100.00
80132                                 2        669,952.41     0.81      7.443        651     334,976      80.00   100.00     100.00
91739                                 2        654,074.71     0.79      9.366        579     327,037      84.91   100.00     100.00
90275                                 1        574,945.72     0.69      8.500        628     574,946      80.00   100.00     100.00
48041                                 1        543,914.89     0.66      9.500        599     543,915      60.56     0.00     100.00
07701                                 1        519,317.38     0.63      8.125        606     519,317      80.00   100.00     100.00
95136                                 1        514,318.53     0.62      7.375        625     514,319      80.00   100.00     100.00
43068                                 4        493,365.44     0.60      9.132        565     123,341      88.31    80.08     100.00
All Others                          485     76,393,219.83    92.24      9.557        588     157,512      80.56    77.60      99.63
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               504    $82,817,378.11   100.00%     9.473%       590    $164,320      80.65%   77.73%     99.66%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                              DISTRIBUTION BY STATE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
STATE                           LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
California                           66    $21,547,516.53    26.02%     8.420%       620    $326,478      80.35%   72.22%    100.00%
Ohio                                119     12,693,528.74    15.33      9.092        588     106,668      85.27    88.18      99.40
Colorado                             19      5,908,605.06     7.13      8.675        606     310,979      82.05    58.94     100.00
Minnesota                            25      3,571,164.79     4.31     10.655        556     142,847      77.35    80.66      96.77
Michigan                             17      2,785,341.90     3.36     10.295        575     163,844      79.82    67.63     100.00
Florida                              16      2,556,802.37     3.09      9.892        592     159,800      77.72    62.57      98.03
New Jersey                            9      2,389,393.10     2.89      9.134        590     265,488      76.58    86.75     100.00
Washington                            9      2,372,107.34     2.86      8.587        626     263,567      76.70    64.45     100.00
Massachusetts                         6      2,228,479.82     2.69      8.456        581     371,413      76.12    84.37     100.00
Arizona                               9      2,164,224.10     2.61      8.278        647     240,469      79.93    46.78     100.00
All Others                          209     24,600,214.36    29.70     10.791        559     117,704      80.31    86.51      99.82
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               504    $82,817,378.11   100.00%     9.473%       590    $164,320      80.65%   77.73%     99.66%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                          DISTRIBUTION BY ORIGINAL LTV

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
ORIGINAL LTV                    LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Below 40.00%                          2       $111,915.09     0.14%    10.849%       522     $55,958      24.13%  100.00%    100.00%
40 - 49.99%                           8      1,444,899.82     1.74      8.697        601     180,612      48.18    25.27     100.00
50 - 59.99%                          10        950,976.39     1.15     10.475        546      95,098      53.63    69.66      95.17
60 - 69.99%                          34      7,763,610.44     9.37      8.925        588     228,341      64.80    54.96      99.61
70 - 79.99%                          98     15,625,762.83    18.87      9.302        583     159,447      74.67    68.11      98.66
80 - 84.99%                         121     21,985,557.04    26.55      9.267        601     181,699      80.76    79.97     100.00
85 - 89.99%                         124     15,013,176.68    18.13     10.707        566     121,074      85.42    89.58     100.00
90 - 94.99%                          77     13,270,379.14    16.02      9.080        597     172,343      90.13    80.24     100.00
95 - 100.00%                         30      6,651,100.68     8.03      9.196        616     221,703      95.00   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               504    $82,817,378.11   100.00%     9.473%       590    $164,320      80.65%   77.73%     99.66%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                          DISTRIBUTION BY DOCUMENTATION

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
DOCUMENTATION                   LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Full Doc                            435    $64,377,596.44    77.73%     9.737%       582    $147,994      82.23%  100.00%     99.56%
Stated                               42     10,117,251.63    12.22      8.544        631     240,887      71.42     0.00     100.00
24 Mo. Bank Stmt.                    20      6,526,269.48     7.88      8.344        609     326,313      81.20     0.00     100.00
6 Mo. Bank Stmt                       7      1,796,260.56     2.17      9.334        576     256,609      73.70     0.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               504    $82,817,378.11   100.00%     9.473%       590    $164,320      80.65%   77.73%     99.66%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
OCCUPANCY STATUS                LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Primary                             499    $82,532,373.63    99.66%     9.469%       590    $165,396      80.69%   77.66%    100.00%
Investment                            4        169,613.26     0.20     10.017        576      42,403      66.23   100.00       0.00
Secondary                             1        115,391.22     0.14     11.625        555     115,391      70.00   100.00       0.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               504    $82,817,378.11   100.00%     9.473%       590    $164,320      80.65%   77.73%     99.66%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                          DISTRIBUTION BY PROPERTY TYPE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
PROPERTY TYPE                   LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Single Family                       465    $75,662,675.53    91.36%     9.537%       588    $162,715      80.96%   78.64%     99.66%
PUD                                  14      4,411,502.22     5.33      8.196        632     315,107      79.25    60.88     100.00
Condo                                19      1,958,480.52     2.36      9.785        604     103,078      74.49    71.69      98.47
2-4 Family                            5        724,472.72     0.87      9.574        529     144,895      72.40   100.00     100.00
Manufactured Housing                  1         60,247.12     0.07     11.950        572      60,247      90.00   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               504    $82,817,378.11   100.00%     9.473%       590    $164,320      80.65%   77.73%     99.66%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                          DISTRIBUTION BY LOAN PURPOSE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
LOAN PURPOSE                    LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Cash Out                            250    $40,666,480.12    49.10%     9.559%       580    $162,666      77.28%   77.36%     99.42%
Purchase                            205     36,082,996.61    43.57      9.334        603     176,015      84.12    76.70     100.00
Refinance                            49      6,067,901.38     7.33      9.727        577     123,835      82.56    86.41      99.17
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               504    $82,817,378.11   100.00%     9.473%       590    $164,320      80.65%   77.73%     99.66%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                              DISTRIBUTION BY FICO

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
FICO                            LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
440-479                               3       $211,854.69     0.26%    11.983%       475     $70,618      74.14%  100.00%    100.00%
480-499                              11      1,242,898.07     1.50     11.418        494     112,991      76.32   100.00     100.00
500-519                              76      8,622,842.29    10.41     11.437        510     113,458      76.35    94.44     100.00
520-539                              87      8,537,949.54    10.31     11.714        529      98,137      80.15    83.76     100.00
540-559                              49      6,231,834.09     7.52     10.766        549     127,180      79.76    92.39      97.67
560-579                              68     10,283,378.78    12.42      9.522        569     151,226      81.05    84.20      99.51
580-599                              49      9,591,287.90    11.58      9.091        588     195,741      82.49    72.63      99.07
600-619                              56     14,283,359.91    17.25      8.727        609     255,060      81.75    71.62     100.00
620-639                              39      8,814,199.01    10.64      8.642        628     226,005      83.91    80.67     100.00
640-659                              19      5,378,831.44     6.49      8.060        646     283,096      81.12    65.76     100.00
660-679                              16      3,743,762.31     4.52      7.309        668     233,985      80.81    68.49     100.00
680-699                               8      2,628,051.81     3.17      7.321        686     328,506      75.97    36.56     100.00
700-719                               4        799,814.47     0.97      7.683        704     199,954      79.09    13.36     100.00
720-739                               4        681,583.01     0.82      7.303        734     170,396      79.99    42.29     100.00
740+                                  5      1,212,551.14     1.46      7.004        766     242,510      80.00    73.88     100.00
N/A                                  10        553,179.65     0.67     11.875        N/A      55,318      78.77   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               504    $82,817,378.11   100.00%     9.473%       590    $164,320      80.65%   77.73%     99.66%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
REMAINING MONTHS TO MATURITY    LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
241 - 360 Months                    504    $82,817,378.11   100.00%     9.473%       590    $164,320      80.65%   77.73%     99.66%
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               504    $82,817,378.11   100.00%     9.473%       590    $164,320      80.65%   77.73%     99.66%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                   DISTRIBUTION BY SCHEDULED PRINCIPAL BALANCE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
SCHEDULED PRINCIPAL BALANCE     LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
$0 - $25,000                          6       $111,373.57     0.13%    11.162%       566     $18,562      84.29%  100.00%    100.00%
$25,001 - $50,000                    46      1,793,691.43     2.17     11.339        555      38,993      76.95    97.23      93.35
$50,001 - $75,000                   102      6,564,841.78     7.93     10.944        564      64,361      79.78    91.56      99.23
$75,001 - $100,000                   84      7,435,751.50     8.98     10.987        560      88,521      80.58    95.33     100.00
$100,001 - $125,000                  51      5,696,565.69     6.88     10.869        551     111,697      82.53    92.26      97.97
$125,001 - $150,000                  34      4,728,379.80     5.71     11.241        548     139,070      82.14    85.21     100.00
$150,001 - $175,000                  18      2,937,314.78     3.55     11.052        550     163,184      81.72    88.86     100.00
$175,001 - $200,000                  16      2,977,242.29     3.59     10.887        545     186,078      83.54    94.09     100.00
$200,001 - $225,000                  14      2,961,327.53     3.58     10.203        572     211,523      83.16    86.13     100.00
$225,001 - $250,000                   3        716,155.99     0.86     10.038        564     238,719      77.08   100.00     100.00
$250,001 - $275,000                   3        777,593.65     0.94      9.787        570     259,198      86.12   100.00     100.00
$275,001 - $350,000                  66     21,387,886.66    25.83      8.540        608     324,059      80.97    72.74     100.00
$350,001 - $450,000                  51     19,752,996.26    23.85      8.231        623     387,314      80.65    61.26     100.00
$450,001 - $550,000                   9      4,401,311.46     5.31      7.797        619     489,035      73.20    55.68     100.00
$550,001 - $650,000                   1        574,945.72     0.69      8.500        628     574,946      80.00   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               504    $82,817,378.11   100.00%     9.473%       590    $164,320      80.65%   77.73%     99.66%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                   DISTRIBUTION BY PRIMARY MORTGAGE INSURANCE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
PRIMARY MORTGAGE INSURANCE      LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
LTV<80                              243    $43,768,938.09    52.85%     9.048%       596    $180,119      73.63%   67.44%     99.35%
MGIC                                100     14,644,300.58    17.68     10.513        569     146,443      87.70    94.65     100.00
Amerin                               62     12,333,137.96    14.89      8.738        612     198,922      90.47    79.79     100.00
PMI                                  99     12,071,001.48    14.58     10.501        572     121,929      87.48    92.45     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               504    $82,817,378.11   100.00%     9.473%       590    $164,320      80.65%   77.73%     99.66%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                    THE GROUP II - FIXED RATE MORTGAGE LOANS

Scheduled Principal Balance:                                        $60,982,064
Number of Mortgage Loans:                                                   439
Average Scheduled Principal Balance:                                   $138,911
Weighted Average Gross Coupon:                                            7.774%
Weighted Average Net Coupon:                                              7.249%
Weighted Average Stated Remaining Term (months):                            278
Weighted Average Seasoning (months):                                          3
Weighted Average LTV Ratio:                                               74.00%
% of Loans with LTV Ratio > 80%:                                          21.28%
% of Loans with LTV Ratio > 80% with MI:                                 100.00%
Weighted Average FICO Score:                                                650

                          DISTRIBUTION BY GROSS COUPON

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
GROSS COUPON                    LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
5.50- 5.99%                           8     $1,904,634.71     3.12%     5.838%       733    $238,079      54.08%  100.00%    100.00%
6.00- 6.49%                          10      2,047,344.58     3.36      6.217        682     204,734      62.92    97.16     100.00
6.50- 6.99%                          72     15,131,834.98    24.81      6.785        680     210,164      70.53    64.42      97.92
7.00- 7.49%                          52     10,420,553.09    17.09      7.239        666     200,395      75.25    67.44     100.00
7.50- 7.99%                          86     12,860,697.12    21.09      7.779        647     149,543      75.47    50.71      95.99
8.00- 8.49%                          47      4,997,341.71     8.19      8.210        617     106,326      73.61    54.20      91.82
8.50- 8.99%                          56      6,039,477.47     9.90      8.704        626     107,848      77.86    76.70      96.40
9.00- 9.49%                          20      1,471,644.69     2.41      9.218        610      73,582      82.80    79.16     100.00
9.50- 9.99%                          29      2,333,646.92     3.83      9.692        595      80,471      84.82    98.72     100.00
10.00-10.49%                          9        457,796.99     0.75     10.245        580      50,866      80.61    72.07     100.00
10.50-10.99%                         21      1,530,116.44     2.51     10.647        562      72,863      80.94   100.00      96.79
11.00-11.49%                          7        554,489.47     0.91     11.212        566      79,213      83.49    94.86     100.00
11.50-11.99%                         10        521,681.23     0.86     11.679        554      52,168      72.88   100.00     100.00
12.00-12.49%                          4        202,295.03     0.33     12.284        527      50,574      77.26   100.00     100.00
12.50-12.99%                          7        443,436.89     0.73     12.737        530      63,348      78.21    72.97     100.00
13.50-13.99%                          1         65,072.95     0.11     13.875        544      65,073      85.00   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               439    $60,982,064.27   100.00%     7.775%       650    $138,911      74.00%   68.05%     97.53%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                            DISTRIBUTION BY ZIP CODES

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
ZIP CODES                       LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
94112                                 2       $671,010.02     1.10%     6.964%       679    $335,505      71.61%   57.13%    100.00%
28540                                 1        648,682.85     1.06      8.000        584     648,683      65.00     0.00     100.00
92604                                 2        599,281.70     0.98      6.656        681     299,641      63.62   100.00     100.00
78045                                 4        595,955.02     0.98      9.118        627     148,989      77.81    35.18     100.00
95376                                 2        522,666.00     0.86      6.854        683     261,333      80.00   100.00     100.00
90241                                 2        519,016.04     0.85      8.402        640     259,508      73.09    49.05     100.00
70435                                 3        517,175.14     0.85      7.811        655     172,392      71.47     0.00     100.00
97007                                 1        499,169.79     0.82      6.950        646     499,170      64.52   100.00     100.00
55021                                 1        498,976.51     0.82      7.950        617     498,977      76.92     0.00     100.00
80528                                 1        498,851.59     0.82      7.375        736     498,852      56.18     0.00     100.00
All Others                          420     55,411,279.61    90.86      7.791        649     131,932      74.40    70.44      97.28
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               439    $60,982,064.27   100.00%     7.775%       650    $138,911      74.00%   68.05%     97.53%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                              DISTRIBUTION BY STATE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
STATE                           LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
California                          114    $24,966,383.26    40.94%     7.197%       667    $219,003      71.91%   67.90%     99.60%
Texas                                51      5,368,146.88     8.80      8.440        624     105,258      76.00    62.97      98.19
Ohio                                 42      3,201,696.22     5.25      8.131        630      76,231      74.92    73.32      97.25
Colorado                             14      3,125,271.29     5.12      7.054        679     223,234      68.30    46.72     100.00
Florida                              27      2,813,107.43     4.61      8.210        626     104,189      78.30    57.17      85.47
Washington                           13      1,788,041.54     2.93      7.639        662     137,542      78.12    87.98     100.00
Louisiana                            22      1,711,865.45     2.81      9.029        619      77,812      73.77    61.27      98.56
Nevada                               12      1,555,594.23     2.55      7.673        647     129,633      76.04    91.79     100.00
Oregon                                6      1,320,869.21     2.17      7.196        628     220,145      72.60    73.58     100.00
Tennessee                            22      1,311,807.09     2.15     10.894        562      59,628      79.15    85.89     100.00
All Others                          116     13,819,281.67    22.66      8.184        644     119,132      76.10    69.48      94.30
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               439    $60,982,064.27   100.00%     7.775%       650    $138,911      74.00%   68.05%     97.53%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                          DISTRIBUTION BY ORIGINAL LTV

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
ORIGINAL LTV                    LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Below 40.00%                         14       $845,152.40     1.39%     7.666%       634     $60,368      31.50%   48.87%    100.00%
40 - 49.99%                          17      1,866,976.05     3.06      6.779        670     109,822      46.23    82.87      94.19
50 - 59.99%                          39      4,359,099.72     7.15      7.220        677     111,772      54.90    63.22      98.76
60 - 69.99%                          78     10,951,523.18    17.96      7.377        650     140,404      64.62    50.65      96.92
70 - 79.99%                          99     15,663,446.08    25.69      7.561        644     158,217      74.64    65.21      95.66
80 - 84.99%                          96     16,350,792.28    26.81      7.664        665     170,321      80.39    71.86      98.00
85 - 89.99%                          44      5,051,057.47     8.28      9.168        612     114,797      85.64    82.11     100.00
90 - 94.99%                          42      4,762,304.01     7.81      8.901        623     113,388      90.10    83.83     100.00
95 - 100.00%                         10      1,131,713.08     1.86      9.059        652     113,171      95.00   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               439    $60,982,064.27   100.00%     7.775%       650    $138,911      74.00%   68.05%     97.53%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                          DISTRIBUTION BY DOCUMENTATION

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
DOCUMENTATION                   LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Full Doc                            325    $41,499,128.25    68.05%     7.869%       643    $127,690      75.43%  100.00%     98.28%
Stated                               70     10,726,730.69    17.59      7.719        668     153,239      69.16     0.00      94.70
24 Mo. Bank Stmt.                    36      7,878,278.79    12.92      7.272        662     218,841      73.20     0.00      97.99
6 Mo. Bank Stmt                       8        877,926.54     1.44      8.489        611     109,741      72.52     0.00      92.52
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               439    $60,982,064.27   100.00%     7.775%       650    $138,911      74.00%   68.05%     97.53%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
OCCUPANCY STATUS                LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Primary                             421    $59,476,311.19    97.53%     7.771%       649    $141,274      74.13%   68.58%    100.00%
Investment                           13        817,846.97     1.34      7.863        666      62,911      68.10    79.86       0.00
Secondary                             5        687,906.11     1.13      7.934        711     137,581      69.53     8.70       0.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               439    $60,982,064.27   100.00%     7.775%       650    $138,911      74.00%   68.05%     97.53%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                          DISTRIBUTION BY PROPERTY TYPE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
PROPERTY TYPE                   LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Single Family                       401    $55,713,861.30    91.36%     7.782%       650    $138,937      73.98%   67.69%     97.40%
Condo                                21      2,813,134.00     4.61      7.378        659     133,959      77.19    73.28      97.90
2-4 Family                            8      1,530,261.24     2.51      7.839        645     191,283      69.78    52.22     100.00
PUD                                   4        546,037.61     0.90      8.204        615     136,509      75.49   100.00     100.00
Manufactured Housing                  5        378,770.12     0.62      8.725        618      75,754      67.45   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               439    $60,982,064.27   100.00%     7.775%       650    $138,911      74.00%   68.05%     97.53%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                          DISTRIBUTION BY LOAN PURPOSE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
LOAN PURPOSE                    LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
Cash Out                            257    $33,383,248.93    54.74%     7.887%       637    $129,896      73.19%   70.57%     97.97%
Purchase                            104     15,516,966.08    25.45      7.683        675     149,202      78.58    70.93      96.03
Refinance                            78     12,081,849.26    19.81      7.581        652     154,896      70.34    57.38      98.24
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               439    $60,982,064.27   100.00%     7.775%       650    $138,911      74.00%   68.05%     97.53%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                              DISTRIBUTION BY FICO

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
FICO                            LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
440-479                               1        $53,316.02     0.09%    11.125%       474     $53,316      85.00%  100.00%    100.00%
500-519                              11        530,691.61     0.87     11.112        510      48,245      70.45    94.39     100.00
520-539                              13        805,291.62     1.32      9.873        532      61,946      75.90   100.00     100.00
540-559                              31      2,819,336.18     4.62      9.633        549      90,946      75.18    84.46      98.26
560-579                              34      4,134,089.85     6.78      8.501        571     121,591      78.33    85.42     100.00
580-599                              57      6,279,782.96    10.30      8.650        589     110,172      75.71    73.61     100.00
600-619                              36      4,297,339.84     7.05      8.023        611     119,371      73.68    66.04      94.63
620-639                              45      6,127,712.45    10.05      7.690        629     136,171      73.90    70.93     100.00
640-659                              54      8,823,446.08    14.47      7.512        651     163,397      73.02    66.86     100.00
660-679                              55      7,732,310.63    12.68      7.466        669     140,587      73.45    48.94      96.02
680-699                              35      7,340,231.62    12.04      7.163        691     209,721      74.84    73.84      96.15
700-719                              26      4,472,823.83     7.33      7.133        711     172,032      76.21    68.10      98.66
720-739                              18      3,517,037.66     5.77      7.154        731     195,391      70.27    36.05      83.62
740+                                 19      3,843,066.88     6.30      6.613        765     202,267      68.75    72.77     100.00
N/A                                   4        205,587.04     0.34     11.570        N/A      51,397      73.52   100.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               439    $60,982,064.27   100.00%     7.775%       650    $138,911      74.00%   68.05%     97.53%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
REMAINING MONTHS TO MATURITY    LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
0 - 180 Months                      200    $26,769,661.84    43.90%     7.706%       650    $133,848      74.30%   68.13%     97.60%
241 - 360 Months                    239     34,212,402.43    56.10      7.828        650     143,148      73.76    67.99      97.47
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               439    $60,982,064.27   100.00%     7.775%       650    $138,911      74.00%   68.05%     97.53%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


                   DISTRIBUTION BY SCHEDULED PRINCIPAL BALANCE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
SCHEDULED PRINCIPAL BALANCE     LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
$0 - $25,000                         16       $329,870.05     0.54%     9.382%       619     $20,617      47.23%  100.00%     85.10%
$25,001 - $50,000                    53      2,034,409.78     3.34      9.203        598      38,385      60.45    91.48      91.00
$50,001 - $75,000                    89      5,491,384.73     9.00      8.964        614      61,701      76.32    75.26      94.14
$75,001 - $100,000                   62      5,390,328.90     8.84      8.582        629      86,941      75.93    73.85      96.35
$100,001 - $125,000                  43      4,797,161.84     7.87      8.178        642     111,562      77.12    67.33      95.04
$125,001 - $150,000                  25      3,392,195.14     5.56      8.167        648     135,688      77.10    84.27     100.00
$150,001 - $175,000                  26      4,249,963.92     6.97      7.675        634     163,460      78.34    69.25      96.05
$175,001 - $200,000                  28      5,229,462.95     8.58      7.265        645     186,767      74.29    67.76     100.00
$200,001 - $225,000                  20      4,267,581.40     7.00      7.665        652     213,379      75.39    60.37     100.00
$225,001 - $250,000                  13      3,095,219.47     5.08      7.672        623     238,094      72.18    61.56     100.00
$250,001 - $275,000                  10      2,602,510.08     4.27      7.034        686     260,251      69.10    70.04     100.00
$275,001 - $350,000                  22      6,869,708.51    11.27      7.261        652     312,259      74.05    68.18      94.92
$350,001 - $450,000                  25      9,660,288.93    15.84      7.070        697     386,412      73.23    63.76     100.00
$450,001 - $550,000                   6      2,923,295.72     4.79      7.230        681     487,216      71.64    50.35     100.00
$550,001 - $650,000                   1        648,682.85     1.06      8.000        584     648,683      65.00     0.00     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               439    $60,982,064.27   100.00%     7.775%       650    $138,911      74.00%   68.05%     97.53%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========

                   DISTRIBUTION BY PRIMARY MORTGAGE INSURANCE

                                                             PCT.
                                                              OF
                                                            MORT.
                                                             POOL
                                                              BY
                                NUMBER       AGGREGATE       AGG.    WEIGHTED               AVERAGE    WEIGHTED    PCT.
                                  OF         SCHEDULED      SCHED.     AVG.     WEIGHTED   SCHEDULED     AVG.      FULL      PCT.
                               MORTGAGE      PRINCIPAL      PRIN.     GROSS       AVG.     PRINCIPAL    ORIG.      DOC.     OWNER
PRIMARY MORTGAGE INSURANCE      LOANS         BALANCE        BAL.     COUPON      FICO      BALANCE      LTV       LOAN    OCCUPIED
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
LTV<80                              330    $48,005,724.53    78.72%     7.461%       657    $145,472      70.30%   63.85%     96.86%
Amerin                               41      5,317,286.52     8.72      8.654        629     129,690      87.99    79.78     100.00
MGIC                                 33      4,126,863.94     6.77      8.819        625     125,056      87.46    81.57     100.00
PMI                                  35      3,532,189.28     5.79      9.491        613     100,920      87.53    91.64     100.00
----------------------------   --------   ---------------   ------   --------   --------   ---------   --------   ------   --------
TOTAL                               439    $60,982,064.27   100.00%     7.775%       650    $138,911      74.00%   68.05%     97.53%
============================   ========   ===============   ======   ========   ========   =========   ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


GROUP I LOAN CAP, GROUP II LOAN CAP AND WAC CAP. The information in the following table has been prepared in accordance with the following (i) six-month LIBOR remains constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

          DISTRIBUTION DATE                           DISTRIBUTION DATE
        GROUP I LOAN CAP (%)                        GROUP I LOAN CAP (%)
        GROUP II LOAN CAP (%)                       GROUP II LOAN CAP (%)
             WAC CAP (%)                                 WAC CAP (%)
------------------------------------        ------------------------------------

               Nov-02                                      Nov-06
               9.1799                                      12.6876
               9.1419                                      10.8409
               9.1684                                      12.1004

               Dec-02                                      Dec-06
               8.2613                                      13.1085
               8.2201                                      11.1980
               8.2487                                      12.5006

               Jan-03                                      Jan-07
               7.7444                                      11.9150
               7.6998                                      10.1760
               7.7307                                      11.3615

               Feb-03                                      Feb-07
               8.2601                                      13.6716
               8.2066                                      11.6349
               8.2437                                      13.0230

               Mar-03                                      Mar-07
               8.8495                                      14.1577
               8.7863                                      12.0458
               8.8301                                      13.4848

               Apr-03                                      Apr-07
               7.7429                                      12.7856
               7.6829                                      10.8758
               7.7244                                      12.1768

               May-03                                      May-07
               8.5434                                      12.7836
               8.4727                                      10.8716
               8.5215                                      12.1738

               Jun-03                                      Jun-07
               7.9918                                      13.2077
               7.9219                                      11.2297
               7.9702                                      12.5766

               Jul-03                                      Jul-07
               7.9915                                      13.2057
               7.9183                                      11.2254
               7.9688                                      12.5735

               Aug-03                                      Aug-07
               8.2576                                      12.7778
               8.1791                                      10.8592
               8.2332                                      12.1650


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


               Sep-03                                      Sep-07
               7.5067                                      12.7758
               7.4333                                      10.8550
               7.4838                                      12.1620

               Oct-03                                      Oct-07
               8.8470                                      12.3747
               8.7586                                      10.5118
               8.8195                                      11.7791

               Nov-03                                      Nov-07
               7.9907                                      13.6527
               7.9098                                      11.5949
               7.9655                                      12.9945

               Dec-03                                      Dec-07
               7.7408                                      13.1957
               7.6615                                      11.2042
               7.7161                                      12.5583

               Jan-04                                      Jan-08
               8.5415                                      11.9942
               8.4527                                      10.1818
               8.5138                                      11.4139

               Feb-04                                      Feb-08
               7.9903                                      13.6466
               7.9062                                      11.5818
               7.9640                                      12.9852

               Mar-04                                      Mar-08
               7.9902                                      13.6445
               7.9050                                      11.5775
               7.9636                                      12.9821

               Apr-04                                      Apr-08
               8.5411                                      12.3635
               8.4488                                      10.4882
               8.5123                                      11.7622

               May-04                                      May-08
               8.2563                                      13.6404
               8.1660                                      11.5689
               8.2280                                      12.9759

               Jun-04                                      Jun-08
               7.7401                                      12.7585
               7.6544                                      10.8185
               7.7133                                      12.1359

               Jul-04                                      Jul-08
               8.5407                                      12.7566
               8.4450                                      10.8145
               8.5107                                      12.1331

               Aug-04                                      Aug-08
               8.1637                                      13.1799
               9.2854                                      11.1709
               8.5152                                      12.5346

               Sep-04                                      Sep-08
               10.0909                                     11.9800
               9.2826                                      10.1517
               9.8375                                      11.3924


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


               Oct-04                                      Oct-08
               10.4263                                     14.1172
               9.5892                                      11.9601
               10.1637                                     13.4236

               Nov-04                                      Nov-08
               9.4776                                      12.7491
               8.7149                                      10.7988
               9.2382                                      12.1217

               Dec-04                                      Dec-08
               11.1690                                     12.3489
               10.2681                                     10.4575
               10.8860                                     11.7402

               Jan-05                                      Jan-09
               10.0872                                     13.6244
               9.2717                                      11.5352
               9.8309                                      12.9517

               Feb-05                                      Feb-09
               9.5299                                      12.7436
               9.1395                                      10.7871
               9.4071                                      12.1133

               Mar-05                                      Mar-09
               12.3832                                     14.1069
               11.1669                                     11.9386
               12.0004                                     13.4081

               Apr-05                                      Apr-09
               11.1437                                     12.7399
               10.0469                                     10.7794
               10.7984                                     12.1078

               May-05                                      May-09
               11.1425                                     13.1627
               10.0437                                     11.1348
               10.7963                                     12.5085

               Jun-05                                      Jun-09
               10.7819                                     11.9644
               9.7165                                      10.1190
               10.4461                                     11.3688

               Jul-05                                      Jul-09
               11.1401                                     14.0989
               10.0372                                     11.9218
               10.7923                                     13.3959

               Aug-05                                      Aug-09
               10.4877                                     12.7327
               9.7121                                      10.7643
               10.2430                                     12.0968

               Sep-05                                      Sep-09
               12.6170                                     12.3330
               11.0476                                     10.4243
               12.1215                                     11.7162


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


               Oct-05                                      Oct-09
               12.1947                                     13.6070
               10.6754                                     11.4987
               11.7148                                     12.9253

               Nov-05                                      Nov-09
               11.4310                                     12.7273
               10.0045                                     10.7531
               10.9801                                     12.0887

               Dec-05                                      Dec-09
               12.6117                                     12.7255
               11.0354                                     10.7494
               12.1133                                     12.0861

               Jan-06                                      Jan-10
               11.7964                                     13.1479
               10.3197                                     11.1039
               11.3292                                     12.4862

               Feb-06                                      Feb-10
               11.5861                                     11.9510
               10.4845                                     10.0911
               11.2374                                     11.3486

               Mar-06                                      Mar-10
               14.4608                                     14.0832
               12.4212                                     11.8890
               13.8148                                     13.3722

               Apr-06                                      Apr-10
               12.5930                                     13.5957
               10.8142                                     11.4752
               12.0293                                     12.9083

               May-06                                      May-10
               12.1976                                     13.1407
               10.4722                                     11.0889
               11.6506                                     12.4753

               Jun-06                                      Jun-10
               13.4574                                     12.3178
               11.5510                                     10.3924
               12.8527                                     11.6931

               Jul-06                                      Jul-10
               13.0068                                     13.5902
               11.1616                                     11.4637
               12.4212                                     12.8999

               Aug-06                                      Aug-10
               12.2968                                     12.7117
               10.5145                                     10.7206
               11.7308                                     12.0651

               Sep-06                                      Sep-10
               13.1145                                     12.7100
               11.2110                                     10.7170
               12.5098                                     12.0625

               Oct-06                                      Oct-10
               13.1125                                     13.1320
               11.2067                                     11.0707
               12.5068                                     12.4620


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


          DISTRIBUTION DATE                           DISTRIBUTION DATE
        GROUP I LOAN CAP (%)                        GROUP I LOAN CAP (%)
        GROUP II LOAN CAP (%)                       GROUP II LOAN CAP (%)
             WAC CAP (%)                                 WAC CAP (%)
------------------------------------        ------------------------------------

               Nov-10                                      Oct-15
               11.9366                                     13.5046
               10.0610                                     11.2755
               11.3267                                     12.7641

               Dec-10                                      Nov-15
               14.0663                                     12.6327
               11.8537                                     10.5462
               13.3465                                     11.9394

               Jan-11                                      Dec-15
               12.7034                                     12.6321
               10.7032                                     10.5444
               12.0524                                     11.9381

               Feb-11                                      Jan-16
               11.9319                                     13.0525
               10.0513                                     10.8940
               11.3196                                     12.3349

               Mar-11                                      Feb-16
               14.5816                                     11.8654
               12.2810                                     9.9020
               13.8323                                     11.2124

               Apr-11                                      Mar-16
               13.1218                                     13.9836
               11.0494                                     11.6684
               12.4465                                     13.2134

               May-11                                      Apr-16
               13.1201                                     13.0508
               11.0459                                     10.8888
               12.4440                                     12.3314

               Jun-11                                      May-16
               12.6953                                     13.0503
               10.6863                                     10.8871
               12.0401                                     12.3303

               Jul-11                                      Jun-16
               13.1169                                     12.6288
               11.0391                                     10.5344
               12.4390                                     11.9315

               Aug-11                                      Jul-16
               11.9229                                     13.0494
               10.0324                                     10.8839
               11.3059                                     12.3283

               Sep-11                                      Aug-16
               13.5658                                     11.8627
               11.4127                                     9.8931
               12.8628                                     11.2066

               Oct-11                                      Sep-16
               13.1120                                     13.4985
               11.0289                                     11.2561
               12.4316                                     12.7514


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


               Nov-11                                      Oct-16
               12.2910                                     13.0482
               10.3365                                     10.8794
               11.6523                                     12.3254

               Dec-11                                      Nov-16
               13.5609                                     12.2324
               11.4023                                     10.1982
               12.8552                                     11.5543

               Jan-12                                      Dec-16
               12.6845                                     13.4975
               10.6635                                     11.2517
               12.0235                                     12.7487

               Feb-12                                      Jan-17
               12.2866                                     12.6264
               10.3272                                     10.5245
               11.6456                                     11.9255

               Mar-12                                      Feb-17
               14.0402                                     12.2317
               11.7991                                     10.1945
               13.3067                                     11.5521

               Apr-12                                      Mar-17
               12.6800                                     14.4966
               10.6541                                     12.0810
               12.0167                                     13.6906

               May-12                                      Apr-17
               12.6786                                     12.6259
               10.6510                                     10.5210
               12.0144                                     11.9235

               Jun-12                                      May-17
               13.0997                                     12.2312
               11.0029                                     10.1912
               12.4126                                     11.5503

               Jul-12                                      Jun-17
               13.0982                                     13.4965
               10.9998                                     11.2443
               12.4103                                     12.7446

               Aug-12                                      Jul-17
               12.6743                                     13.0465
               10.6419                                     10.8685
               12.0078                                     12.3192

               Sep-12                                      Aug-17
               12.6729                                     12.5227
               10.6389                                     11.0492
               12.0056                                     12.0820

               Oct-12                                      Sep-17
               12.2755                                     13.3558
               10.3036                                     11.7865
               11.6283                                     12.8866


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


               Nov-12                                      Oct-17
               13.5439                                     13.3540
               11.3663                                     11.7830
               12.8290                                     12.8841

               Dec-12                                      Nov-17
               13.0911                                     12.9216
               10.9844                                     11.3995
               12.3991                                     12.4662

               Jan-13                                      Dec-17
               11.8997                                     13.3506
               9.9831                                      11.7760
               11.2700                                     12.8793

               Feb-13                                      Jan-18
               13.5396                                     12.1353
               11.3571                                     10.7024
               12.8222                                     11.7063

               Mar-13                                      Feb-18
               14.0217                                     13.8074
               11.7595                                     12.1750
               13.2779                                     13.3184

               Apr-13                                      Mar-18
               11.8960                                     14.2986
               9.9752                                      12.6062
               11.2642                                     13.7915

               May-13                                      Apr-18
               14.0189                                     12.9132
               11.7533                                     11.3829
               13.2734                                     12.4545

               Jun-13                                      May-18
               12.6610                                     12.9115
               10.6132                                     11.3796
               11.9869                                     12.4522

               Jul-13                                      Jun-18
               12.2641                                     13.3402
               10.2789                                     11.7555
               11.6103                                     12.8649

               Aug-13                                      Jul-18
               13.5315                                     13.3385
               11.3393                                     11.7522
               12.8093                                     12.8625

               Sep-13                                      Aug-18
               12.6573                                     12.9066
               10.6050                                     11.3698
               11.9810                                     12.4453

               Oct-13                                      Sep-18
               12.6561                                     12.9049
               10.6024                                     11.3666
               11.9791                                     12.4430

               Nov-13                                      Oct-18
               13.0767                                     12.5000
               10.9531                                     11.0083
               12.3764                                     12.0519


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


               Dec-13                                      Nov-18
               13.0755                                     13.7914
               10.9504                                     12.1436
               12.3745                                     13.2962

               Jan-14                                      Dec-18
               12.2572                                     13.3300
               10.2635                                     11.7355
               11.5993                                     12.8507

               Feb-14                                      Jan-19
               13.0732                                     12.1166
               10.9452                                     10.6657
               12.3707                                     11.6803

               Mar-14                                      Feb-19
               14.0057                                     13.7861
               11.7242                                     12.1334
               13.2523                                     13.2890

               Apr-14                                      Mar-19
               12.2540                                     14.2767
               10.2563                                     12.5632
               11.5941                                     13.7611

               May-14                                      Apr-19
               13.5205                                     12.1120
               11.3146                                     10.6567
               12.7916                                     11.6739

               Jun-14                                      May-19
               12.6472                                     14.2731
               10.5823                                     12.5563
               11.9646                                     13.7561

               Jul-14                                      Jun-19
               12.6461                                     12.8902
               10.5799                                     11.3380
               11.9629                                     12.4226

               Aug-14                                      Jul-19
               13.0666                                     12.4858
               10.9301                                     10.9807
               12.3599                                     12.0322

               Sep-14                                      Aug-19
               11.8778                                     13.7757
               9.9343                                      12.1133
               11.2347                                     13.2746

               Oct-14                                      Sep-19
               13.9978                                     12.8853
               11.7057                                     11.3288
               13.2391                                     12.4159

               Nov-14                                      Oct-19
               12.6422                                     12.8837
               10.5706                                     11.3257
               11.9563                                     12.4137

               Dec-14                                      Nov-19
               12.2463                                     13.3115
               10.2382                                     11.7001
               11.5812                                     12.8253


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


               Jan-15                                      Dec-19
               13.5122                                     13.3098
               11.2949                                     11.6969
               12.7776                                     12.8230

               Feb-15                                      Jan-20
               12.6395                                     12.4764
               10.5641                                     10.9629
               11.9517                                     12.0194

               Mar-15                                      Feb-20
               13.9928                                     13.3065
               11.6936                                     11.6907
               13.2306                                     12.8185

               Apr-15                                      Mar-20
               12.6378                                     13.7637
               10.5598                                     12.0906
               11.9487                                     13.2582

               May-15                                      Apr-20
               13.0583                                     12.8741
               10.9097                                     11.3076
               12.3456                                     12.4006

               Jun-15                                      May-20
               11.8704                                     13.3016
               9.9160                                      11.6815
               11.2219                                     12.8117

               Jul-15                                      Jun-20
               13.9893                                     12.0909
               11.6845                                     10.6167
               13.2243                                     11.6450

               Aug-15                                      Jul-20
               12.6348                                     14.2482
               10.5518                                     12.5093
               11.9432                                     13.7221

               Sep-15                                      Aug-20
               12.2392                                     12.8678
               10.2202                                     11.2958
               11.5687                                     12.3920


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


          DISTRIBUTION DATE                           DISTRIBUTION DATE
        GROUP I LOAN CAP (%)                        GROUP I LOAN CAP (%)
        GROUP II LOAN CAP (%)                       GROUP II LOAN CAP (%)
             WAC CAP (%)                                 WAC CAP (%)
------------------------------------        ------------------------------------

               Sep-20                                      Aug-25
               12.4641                                     13.2084
               10.9400                                     11.5201
               12.0027                                     12.6890

               Oct-20                                      Sep-25
               13.7518                                     12.0064
               12.0686                                     10.4709
               13.2421                                     11.5340

               Nov-20                                      Oct-25
               12.8630                                     14.1491
               11.2872                                     12.3386
               12.3856                                     13.5920

               Dec-20                                      Nov-25
               12.8615                                     12.7786
               11.2843                                     11.1428
               12.3835                                     12.2751

               Jan-21                                      Dec-25
               13.2886                                     12.3781
               11.6575                                     10.7927
               12.7942                                     11.8900

               Feb-21                                      Jan-26
               12.0791                                     13.6573
               10.5950                                     11.9071
               11.6291                                     13.1184

               Mar-21                                      Feb-26
               14.2343                                     12.7751
               12.4839                                     11.1370
               13.7034                                     12.2706

               Apr-21                                      Mar-26
               13.7419                                     14.1425
               12.0504                                     12.3282
               13.2286                                     13.5836

               May-21                                      Apr-26
               13.2822                                     12.7728
               11.6459                                     11.1334
               12.7856                                     12.2676

               Jun-21                                      May-26
               12.4506                                     13.1973
               10.9153                                     11.5025
               11.9845                                     12.6750

               Jul-21                                      Jun-26
               13.7369                                     11.9965
               12.0415                                     10.4552
               13.2220                                     11.5215

               Aug-21                                      Jul-26
               12.8491                                     14.1374
               11.2619                                     12.3201
               12.3670                                     13.5772


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


               Sep-21                                      Aug-26
               12.8476                                     12.7682
               11.2592                                     11.1261
               12.3649                                     12.2619

               Oct-21                                      Sep-26
               13.2743                                     12.3680
               11.6316                                     10.7768
               12.7750                                     11.8773

               Nov-21                                      Oct-26
               12.0661                                     13.6463
               10.5717                                     11.8898
               11.6117                                     13.1046

               Dec-21                                      Nov-26
               14.2191                                     12.7648
               12.4565                                     11.1209
               13.6830                                     12.2577

               Jan-22                                      Dec-26
               12.8416                                     12.7638
               11.2484                                     11.1193
               12.3568                                     12.2564

               Feb-22                                      Jan-27
               12.0619                                     13.1881
               10.5641                                     11.4881
               11.6061                                     12.6636

               Mar-22                                      Feb-27
               14.7406                                     11.9882
               12.9087                                     10.4423
               14.1829                                     11.5111

               Apr-22                                      Mar-27
               13.2650                                     14.1277
               11.6151                                     12.3052
               12.7626                                     13.5652

               May-22                                      Apr-27
               13.2635                                     13.6394
               11.6124                                     11.8789
               12.7605                                     13.0960

               Jun-22                                      May-27
               12.8341                                     13.1838
               11.2352                                     11.4817
               12.3470                                     12.6582

               Jul-22                                      Jun-27
               13.2604                                     12.3587
               11.6071                                     10.7625
               12.7565                                     11.8659

               Aug-22                                      Jul-27
               12.0535                                     13.6362
               10.5495                                     11.8738
               11.5950                                     13.0920

               Sep-22                                      Aug-27
               13.7145                                     12.7554
               12.0019                                     11.1061
               13.1922                                     12.2461


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


               Oct-22                                      Sep-27
               13.2559                                     12.7544
               11.5991                                     11.1049
               12.7505                                     12.2450

               Nov-22                                      Oct-27
               12.4260                                     13.1786
               10.8718                                     11.4736
               11.9517                                     12.6519

               Dec-22                                      Nov-27
               13.7099                                     11.9796
               11.9938                                     10.4288
               13.1861                                     11.5007

               Jan-23                                      Dec-27
               12.8239                                     14.1179
               11.2175                                     12.2896
               12.3335                                     13.5531

               Feb-23                                      Jan-28
               12.4218                                     12.7506
               10.8646                                     11.0988
               11.9462                                     12.2403

               Mar-23                                      Feb-28
               14.7205                                     11.9770
               12.8737                                     10.4250
               14.1563                                     11.4975

               Apr-23                                      Mar-28
               12.8196                                     14.6377
               11.2101                                     12.7395
               12.3279                                     14.0512

               May-23                                      Apr-28
               12.4177                                     12.7480
               10.8574                                     11.0943
               11.9408                                     12.2372

               Jun-23                                      May-28
               13.7007                                     12.3489
               11.9781                                     10.7465
               13.1741                                     11.8537

               Jul-23                                      Jun-28
               13.2426                                     13.6253
               11.5763                                     11.8571
               12.7330                                     13.0788

               Aug-23                                      Jul-28
               12.4135                                     13.1706
               10.8505                                     11.4604
               11.9354                                     12.6418

               Sep-23                                      Aug-28
               13.2397                                     12.3464
               11.5715                                     10.7429
               12.7293                                     11.8508


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


               Oct-23                                      Sep-28
               13.2382                                     13.1688
               11.5690                                     11.4575
               12.7274                                     12.6399

               Nov-23                                      Oct-28
               12.8098                                     13.1680
               11.1936                                     11.4562
               12.3150                                     12.6389

               Dec-23                                      Nov-28
               13.2354                                     12.7423
               11.5642                                     11.0853
               12.7237                                     12.2302

               Jan-24                                      Dec-28
               12.0309                                     13.1664
               10.5108                                     11.4537
               11.5653                                     12.6370

               Feb-24                                      Jan-29
               13.6888                                     11.9691
               11.9582                                     10.4114
               13.1586                                     11.4874

               Mar-24                                      Feb-29
               13.6874                                     13.6191
               11.9558                                     11.8455
               13.1568                                     13.0710

               Apr-24                                      Mar-29
               12.0271                                     14.1047
               10.5045                                     12.2675
               11.5604                                     13.5370

               May-24                                      Apr-29
               14.1733                                     12.7393
               12.3778                                     11.0787
               13.6228                                     12.2261

               Jun-24                                      May-29
               12.8003                                     12.7386
               11.1777                                     11.0779
               12.3027                                     12.2255

               Jul-24                                      Jun-29
               12.3990                                     13.1625
               10.8263                                     11.4466
               11.9166                                     12.6324

               Aug-24                                      Jul-29
               13.6803                                     13.1624
               11.9439                                     11.4444
               13.1475                                     12.6317

               Sep-24                                      Aug-29
               12.7963                                     12.7371
               11.1712                                     11.0744
               12.2976                                     12.2236

               Oct-24                                      Sep-29
               12.7950                                     12.7365
               11.1690                                     11.0729
               12.2959                                     12.2232


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


               Nov-24                                      Oct-29
               13.2201                                     12.3387
               11.5391                                     10.7266
               12.7040                                     11.8405

               Dec-24                                      Nov-29
               13.2188                                     13.6148
               11.5369                                     11.8348
               12.7023                                     13.0653

               Jan-25                                      Dec-29
               12.3914                                     13.1600
               10.8138                                     11.4400
               11.9069                                     12.6292

               Feb-25                                      Jan-30
               13.2161                                     11.9635
               11.5326                                     10.3981
               12.6990                                     11.4806

               Mar-25                                      Feb-30
               14.1587                                     13.6136
               12.3542                                     11.8308
               13.6042                                     13.0643

               Apr-25                                      Mar-30
               12.3877                                     14.0997
               10.8078                                     12.2532
               11.9021                                     13.5304

               May-25                                      Apr-30
               13.6678                                     11.9631
               11.9237                                     10.3947
               13.1317                                     11.4803

               Jun-25                                      May-30
               12.7848                                     14.0998
               11.1526                                     12.2518
               12.2828                                     13.5305

               Jul-25                                      Jun-30
               12.7835                                     12.7352
               11.1505                                     11.0641
               12.2813                                     12.2207


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


          DISTRIBUTION DATE                           DISTRIBUTION DATE
        GROUP I LOAN CAP (%)                        GROUP I LOAN CAP (%)
        GROUP II LOAN CAP (%)                       GROUP II LOAN CAP (%)
             WAC CAP (%)                                 WAC CAP (%)
------------------------------------        ------------------------------------

               Jul-30                                      Aug-31
               12.3375                                     13.1813
               10.7185                                     11.4224
               11.8392                                     12.6496

               Aug-30                                      Sep-31
               13.6141                                     11.9890
               11.8257                                     10.3831
               13.0641                                     11.5051

               Sep-30                                      Oct-31
               12.7360                                     14.1338
               11.0627                                     12.2331
               12.2217                                     13.5661

               Oct-30                                      Nov-31
               12.7369                                     12.7757
               11.0594                                     11.0528
               12.2226                                     12.2611

               Nov-30                                      Dec-31
               13.1629                                     12.3831
               11.4279                                     10.7022
               12.6304                                     11.8873

               Dec-30                                      Jan-32
               13.1629                                     13.6751
               11.4293                                     11.8186
               12.6314                                     13.1283

               Jan-31                                      Feb-32
               12.3411                                     12.8109
               10.7118                                     11.0446
               11.8432                                     12.2961

               Feb-31                                      Mar-32
               13.1655                                     12.8299
               11.4258                                     11.0576
               12.6333                                     12.3208

               Mar-31                                      Apr-32
               14.1076                                     13.7503
               12.2426                                     11.8108
               13.5379                                     13.2049

               Apr-31                                      May-32
               12.3470                                     13.3336
               10.7103                                     11.4324
               11.8477                                     12.8172

               May-31                                      Jun-32
               13.6257                                     12.5923
               11.8192                                     10.7038
               13.0756                                     12.1124

               Jun-31                                      Jul-32
               12.7499                                     14.0850
               11.0569                                     11.7897
               12.2354                                     13.5959


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 OCTOBER 7, 2002


               Jul-31
               12.7517
               11.0517
               12.2381


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.